UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

FLOTEK INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FLOTEK INDUSTRIES, INC.

2930 W. SAM HOUSTON PKWY N., SUITE 300

HOUSTON, TEXAS 77043

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 19, 2011
To the Stockholders of Flotek Industries, Inc.:

At the direction of the Board of Directors of Flotek Industries, Inc. (the “Company”), a Delaware corporation, NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the Flotek Corporate Office, 2930 W. Sam Houston Pkwy. N, Suite 300, Houston, Texas 77043, on Thursday, May 19, 2011, at 2:00 p.m. (local time), for the purpose of considering and voting upon the following matters:

1.

The election of six directors to serve until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, or until their earlier resignation or removal.

2. The approval of an amendment to our 2010 Long Term Incentive Plan to increase the number of shares available for the granting of awards thereunder.
3. The ratification of the selection of the independent registered public accounting firm for the year ended December 31, 2011.
4. Any other business which may be properly brought before the meeting or any adjournment thereof.
By order of the Board of Directors

Casey Doherty Corporate Secretary April 18, 2011

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

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Table of contents

PROXY STATEMENT	1
VOTING SECURITIES	1
PROPOSAL 1 ELECTION OF DIRECTORS	2
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	6
EXECUTIVE OFFICERS	11
AUDIT COMMITTEE REPORT	12
COMPENSATION DISCUSSION AND ANALYSIS	12
PROPOSAL 2 APPROVAL OF AMENDMENT TO 2010 LONG TERM INCENTIVE PLAN	25
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
OTHER MATTERS	32
ANNUAL REPORT	32
FUTURE STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS	32
EXHIBIT A - FLOTEK INDUSTRIES, INC. 2010 LONG-TERM INCENTIVE PLAN	A-i

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FLOTEK INDUSTRIES, INC.

2930 W. SAM HOUSTON PKWY N., SUITE 300

HOUSTON, TEXAS 77043

PROXY STATEMENT

This Proxy Statement and the accompanying form of proxy are being sent to the stockholders of Flotek Industries, Inc. (the “Company”), a Delaware corporation, in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 2:00 p.m. (local time) on Thursday, May 19, 2011, at the corporate offices of the Company at 2930 W. Sam Houston Pkwy. N, Suite 300, Houston, Texas 77043 and at any adjournments thereof.

The Notice of Meeting, this Proxy Statement and the accompanying form of proxy are first being mailed to the stockholders on or about April 18, 2011. The 2010 Annual Report of the Company has been furnished to the stockholders with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2011. The proxy statement and annual report to security holders are available at www.flotekind.com/proxymaterials.

You may obtain directions to attend the meeting and vote in person by contacting our investor relations department at (713) 849-9911.

At the Meeting, stockholders will be asked (i) to consider and vote upon the election of six nominees to serve on the Board; (ii) to consider and vote upon an amendment to the Company’s 2010 Long Term Incentive Plan to increase the number of shares available for the granting of awards thereunder, (iii) to consider and vote upon the ratification of the selection of the independent registered accounting firm; and (iv) to consider and take action upon such other matters as may properly come before the Meeting.

VOTING SECURITIES

The Board has fixed the close of business on March 31, 2011, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote 44,017,281 shares of common stock, $0.0001 par value per share (“Common Stock”) of the Company, which is the Company’s only authorized and outstanding class of stock entitled to vote at the Meeting.

Holders of at least one-third of the outstanding shares of Common Stock are required to be represented at the Meeting, in person or by proxy, to constitute a quorum. Abstentions and broker non-votes represented by submitted proxies will be included in the calculation of the number of the shares present at the meeting for the purposes of determining a quorum. “Broker non-votes” means shares held of record by a broker that are not voted on a matter because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion.

Each outstanding share of Common Stock as of the record date is entitled to one vote. There will be no cumulative voting of shares for any matter voted upon at the Meeting.

Proposal 1 – Directors are elected by a plurality of the votes cast at the meeting, and the six nominees who receive the most votes will be elected. Please note that the New York Stock Exchange (“NYSE”) rules that guide how brokers vote your stock have changed. Your brokerage firm or other nominee may no longer vote your shares with respect to Proposal 1 without specific instructions from you as to how to vote with respect to the election of each of the six nominees for director, because the election of directors is no longer considered a “routine” matter under the NYSE rules. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal 2 – To be approved, this proposal regarding the amendment to the Company’s 2010 Long Term Incentive Plan must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the meeting. This means that the votes that our stockholders cast “FOR” this proposal must exceed the votes that our stockholders cast “AGAINST” this proposal at the meeting. Proposal 2 is considered a “non-routine” matter under the NYSE rules and, therefore, brokerage firms and nominees that are members of the NYSE do not have the authority under those rules to vote their customers’ unvoted shares on Proposal 2 if their customers have not furnished voting instructions within a specified period of time prior to the meeting. Accordingly, broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of this proposal; abstentions will be counted as a vote against this proposal.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 1

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Proposal 3 – To be approved, this proposal regarding ratification of the selection of our independent registered accounting firm must receive an affirmative vote of a majority of the total votes cast with respect to this proposal at the meeting. This means that the votes that our stockholders cast “FOR” this proposal must exceed the votes that our stockholders cast “AGAINST” this proposal at the meeting. However, your vote will not be binding on the Board or the Company. Proposal 3 is considered a “routine” matter under the NYSE rules and, therefore, brokerage firms and nominees that are members of the NYSE have the authority under those rules to vote their customers’ unvoted shares on Proposal 3 if their customers have not furnished voting instructions within a specified period of time prior to the meeting. Accordingly, broker non-votes represented by submitted proxies will be taken into account in determining the outcome of this proposal; abstentions will be counted as a vote against this proposal.

If the enclosed form of proxy is properly executed and returned to the Company prior to or at the Meeting and is not revoked prior to its exercise, all shares of Common Stock represented thereby will be voted at the Meeting and, where instructions have been given by a stockholder, will be voted in accordance with such instructions. Any stockholder executing a proxy which is solicited hereby has the power to revoke it prior to its exercise. Revocation may be made by attending the Meeting and voting the shares of Common Stock in person or by delivering to the Secretary of the Company at the principal executive offices of the Company located at 2930 W. Sam Houston Parkway N., Suite 300, Houston, Texas 77043, prior to exercise of the Proxy, a written notice of revocation or a later-dated, properly executed proxy.

The solicitation of proxies will be by mail, but proxies also may be solicited by telephone, telegram or in person by directors, officers and other employees of the Company. The Company will bear all costs of soliciting proxies. In order to solicit proxies, the Company will also request financial institutions, brokerage houses, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for their reasonable expenses of forwarding the proxy materials in accordance with customary practice.

PROPOSAL 1 ELECTION OF DIRECTORS

Board of Directors

The members of the Board serve one-year terms. Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes will be disregarded and have no effect on the outcome of the election of directors.

Recommendation; Proxies

The Board recommends a vote “FOR” each of the nominees named below. The persons named in the enclosed proxy card will vote all shares over which they have discretionary authority “FOR” the election of the nominees named below. Although our Board does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed persons will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

Number of Directors

The Board has nominated six directors for election to the Board at the Meeting.

The Board of Directors believes that it is necessary for each of the Company’s directors to possess many qualities and skills that enable them to understand the complexities of the Company’s business and effectively guide the management and direction of the Company. When searching for new candidates, the Corporate Governance and Nominating Committee considers the evolving needs of the Board and searches for candidates that fill current or anticipated future vacancies. The Board of Directors also believes that all directors must possess a considerable amount of business management and educational experience. The Corporate Governance and Nominating Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Corporate Governance and Nominating Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Corporate Governance and Nominating Committee believe that it is essential that the Board members represent diverse viewpoints. In considering candidates for the Board, the Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 2

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All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in most cases, chief executive officers of large corporations. They also bring extensive board experience. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described in the following paragraphs.

Nominees

The following table sets forth information for each nominee. Each nominee has consented to be named in this proxy statement and to serve as a director, if elected.

Name	Principal Occupation	Age	Director Since
John W. Chisholm

Mr. Chisholm has been our President since August 2010, and served as our Interim President from August 2009 until August 2010. Mr. Chisholm has been a director since November 1999, and has been Chairman of the Board since July 2010. Mr. Chisholm is the founder of Wellogix, Inc., which develops software for the oil and gas industry to streamline workflow, improve collaboration, expedite the inter-company exchange of enterprise data and communicate complex engineered services. Previously he co-founded and was President of ProTechnics Company from 1985 until its sale to Core Laboratories in December of 1996. After leaving Core Laboratories as Senior Vice President of Global Sales and Marketing in 1998, he started Chisholm Energy Partners, an investment fund targeting mid-size energy service companies. Mr. Chisholm serves on the board of directors of NGSG, Inc. an NYSE company specializing in compression technology for the oil and gas industry since December 2006. He serves on both the Compensation and Governance Committees of NGSG. Mr. Chisholm has been selected to be on the editorial advisory board of Middle East Technology by Oil and Gas Journal. Mr. Chisholm holds a Business Administration degree from Fort Lewis College. Mr. Chisholm is a resident of Montgomery Texas. Mr. Chisholm’s experience in starting up two companies brings operating and financial expertise to the board as well as open views of leadership.

		56	1999
L. Melvin Cooper

Mr. Cooper has been a director and member of the Audit Committee and Corporate Governance and Nominating Committee since October 25, 2010. Mr. Cooper is the Senior Vice President, Chief Financial Officer and Assistant Secretary of Forbes Energy Services Ltd., where he has served since April 11, 2008. Before that date he served as the Senior Vice President, Chief Financial Officer and Secretary of the predecessor companies beginning in June 2007. From January to June 2007, he served as Senior Vice President and Chief Financial Officer of Cude Oilfield Contractors, Inc., an oilfield construction company. From September 2004 to January 2007, Mr. Cooper served as President of SpectraSource Corporation, a supplier of products and services to the new home building industry. From April 2000 to September 2004, Mr. Cooper served as President and Chief Executive Officer of Cerqa, the supply chain management division of Nationwide Graphics, Inc., a national printing and supply chain management company where Mr. Cooper formerly served as Senior Vice President and Chief Financial Officer. Mr. Cooper has also served in financial and operating positions with private and public companies involved in scrap metal recycling, manufacturing, water purification, natural gas marketing and drilling fluids. Mr. Cooper earned a degree in accounting from Texas A&M University-Kingsville (formerly Texas A&I) in 1975. Mr. Cooper is a Certified Public Accountant. Mr. Cooper’s extensive experience in the energy industry as well as his financial background brings significant additional operating, financial and management experience to the Board.

		57	2010
Kenneth T. Hern

Mr. Hern has been a director, member of the Compensation and Audit Committees and Chairman of the Corporate Governance and Nominating Committee since November 2009. Mr. Hern has also served as a member of the Board of Directors of Mesa Energy Holdings, Inc. since February 2010. Mesa Energy Holdings, Inc. is a publicly traded oil and gas exploration and production company. Mr. Hern served as the Chairman and CEO of Nova Biosource Fuels, Inc. (NBF) from 2005 until April 2010. NBF and certain affiliated entities (together, Nova) filed Chapter 11 on March 30, 2009 seeking protection under federal bankruptcy statutes. Nova sold substantially all of its assets in Chapter 11 and the case was resolved by a controlled and structured dismissal, which was ordered by the Delaware Bankruptcy Court on April 9, 2010 and thereafter effectuated in full. Mr. Hern retired from Texaco, Inc. in 1994 after 25 years of service. During his tenure he served as President of Texaco Brazil, President of Texaco Saudia Inc., and Vice Chairman and Managing Director of Texaco Nigeria Limited. Mr. Hern is a resident of Montgomery, Texas. Mr. Hern brings his experience as Chairman and CEO of a public company as well as his management experience to the Board.

		72	2009
L. V. “Bud” McGuire

Mr. McGuire has been a director and member of the Compensation and Corporate Governance and Nominating Committees since October 2010. Mr. McGuire has served as Chairman of the Compensation Committee since December 2010. Mr. McGuire is a co-founder of Alpha Petroleum Services, a provider of management-related consulting services to the energy industry. Prior to founding Alpha Petroleum Services, Mr. McGuire served on the board of directors and as Senior Vice President of Mariner-Energy Inc. from 1998 to 2001. Prior to joining Mariner-Energy, Mr. McGuire was Vice President-Operations for Enron Oil & Gas International, Inc. from 1997 to 1998. From 1991 to 1996, he served as Senior Vice President over worldwide production operations with Kerr-McGee Corporation. His experience prior to Kerr-McGee included Hamilton Brothers Oil and Gas Ltd. From 1981 to 1991, where he served as Vice President of Operations and as Vice President, Production. He began his career in 1966 with Conoco. Mr. McGuire received a Bachelor of Science degree in Industrial Engineering from LeTourneau University. He has served on the Board of Trustees of LeTourneau University since 2002. He is a resident of Montgomery, Texas. Mr. McGuire’s extensive experience in the energy industry as well as his experience in founding a successful company brings significant additional operating and management experience to the Board.

		68	2010
John S. Reiland

Mr. Reiland has been a director, member of the Compensation and the Corporate Governance and Nominating Committees and Chairman of the Audit Committee since November 2009. Mr. Reiland, a Certified Public Accountant, has served as the Chief Financial Officer of SingerLewak LLP, a leading accounting services firm headquartered in Los Angeles since 2008. Mr. Reiland has significant experience in corporate leadership and finance including the chief executive officer, chief financial officer and chief accounting officer roles. Mr. Reiland has focused a significant portion of his professional practice in the area of turnaround and restructuring work, including having served as the Chief Financial officer of Starvox Communications from August 2007 until its Chapter 7 liquidation filing in February 2008; Chief Executive Officer and Chief Restructuring Office for Ronco Corporation from 2006 to 2007 during which Ronco filed for restructuring under Chapter 11 in June 2007; Chief Financial Officer of US Dataworks, Inc. from 2003 until 2006. He has served on the Boards of both Ronco and US Dataworks as well as on the Board of Directors and as Chairman of the Audit Committee for Nova Biosource Fuels, Inc. (NBF) from July 2007 until October 2009. NBF and certain affiliated entities (together, Nova) filed Chapter 11 on March 30, 2009 seeking protection under federal bankruptcy statutes. Nova sold substantially all of its assets in Chapter 11 and the case was resolved by a controlled and structured dismissal, which was ordered by the Delaware Bankruptcy Court on April 9, 2010 and thereafter effectuated in full. Mr. Reiland also served as Chief Financial Officer of NEON Systems, Inc. from 1996 until 2000, including leading its successful IPO in 1999. Mr. Reiland is a member of AICPA and is Certified in Financial Forensics. He is a resident of Los Angeles, California. Mr. Reiland’s background as a financial expert qualifies him to serve as Chair of the Audit Committee.

		60	2009
Richard O. Wilson

Mr. Wilson has been a director since 2003 and a member of the Corporate Governance and Nominating and the Audit Committees since November 2009 and a member of the Compensation Committee since May 2009. Mr. Wilson was Group Vice President of Brown & Root World Offshore Operations from May 1971 to July 1979 and served as a Director of Brown & Root from 1973 to 1979. Mr. Wilson also served as Chairman of Dolphin Drilling A/S Oil and Gas Company and of AOC International and OGC International PLC an offshore platform final assembly company from 1983 to 1997. Mr. Wilson has served as director for Callon Petroleum Company Oil and Gas Exploration and Production company since March 1995 and is an offshore construction consultant with over 50 years of experience. He received a Bachelor of Science degree in Civil Engineering from Rice University. Mr. Wilson currently is a Director of Houston Museum of Printing History. Mr. Wilson is a resident of Houston, Texas. Mr. Wilson was a pioneer in the oil & gas industry, and his professional education and financial expertise brings depth to the Board.

		80	2003

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 4

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Common Stock as of March 31, 2011, by (i) each of our directors (including each nominee), (ii) each named executive officer set forth in the Summary Compensation Table, (iii) all of our directors and executive officers as a group, and (iv) each other person known by us to be a beneficial owner of more than 5% of our outstanding Common Stock.

Name	Shares Owned (a)	Right to Acquire (b)		Total Shares	Percent of Class (c)
Named Executive Officers and Directors
John W. Chisholm (d)	376,234	544,937		921,171	2.07%
Kenneth T. Hern	47,511	31,847		79,358	*
John S. Reiland	47,511	31,847		79,358	*
Richard O. Wilson	140,815	76,452		217,267	*
L.V. “Bud” McGuire	31,847	31,847		63,694	*
L. Melvin Cooper	28,571	28,571		57,142	*
Jesse E. Neyman	55,002	74,538		129,540	*
Steven A. Reeves (e)	378,755	66,462		445,217	1.01
Johnna D. Kokenge	128,953	-		128,953	*
All directors and executive officers as a group (9 total)	1,235,199	886,501		2,121,700	4.72%
Other 5% Holders
Paul Jasinkiewicz (f)	2,420,094	-		2,420,094	5.50%
Gates Capital Management, Inc. (g)	2,187,500	1,880,856	(h)	4,585,223	9.99%

* Less than 1%.

(a) Except as otherwise disclosed, the persons named in the table have sole voting and investment power of all shares of Common Stock which are beneficially owned by them. Includes the following number of unvested shares of restricted stock for the persons indicated: Mr. Chisholm 208,412; Mr. Hern 43,595; Mr. Reiland 43,595; Mr. Wilson 52,007; Mr. McGuire 31,847; Mr. Cooper 28,571; Mr. Neyman 16,488; Mr. Reeves 224,207 and Ms. Kokenge 90,290.

(b) Shares subject to options granted pursuant to the Company’s incentive plans and exercisable within 60 days of March 31, 2011.

(c) Based on an aggregate of 44,017,281 shares of Common Stock issued and outstanding as of March 31, 2011. This assumes that all options beneficially owned by the person are exercised for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised for shares of Common Stock.

(d) Includes 20,470 shares of Common Stock held by ProTechnics II Inc., of which Mr. Chisholm is a manager. Mr. Chisholm has granted a right to an employee of the Company in connection with a loan made by such employee to a company controlled by Mr. Chisholm that entitles the lender, at the lender’s option, to receive repayment of such loan in shares of Flotek stock owned by Mr. Chisholm, and the shares reflected above that are directly owned by Mr. Chisholm are subject to this contractual encumbrance. The Board has amended the Company’s Insider Trading Policy to prohibit officers and directors from pledging their shares of Flotek stock, but an exception to this prohibition was made for existing arrangements such as this one.

(e) Includes shares acquired through the Company’s 401(k) Plan.

(f) The address of Paul Jasinkiewicz is 51 JFK Parkway, Suite 307, Short Hills, New Jersey 07078. Ownership information originated from the Schedule 13G/A filed with the Securities Exchange Commission by Mr. Jasinkiewicz on February 14, 2011.

(g) The address of Gates Capital Management, Inc. (“Gates”) is 1177 Avenue of Americas, 32nd Floor, New York, New York 10036. Gates Capital Management, Inc., which is controlled by Jeffrey L. Gates, is the general partner of Gates Capital Partners, L.P., which is the general partner of ECF Value Fund, L.P. and ECF Value Fund II, L.P. Gates is also the investment manager of ECF Value Fund International, Ltd. Jeffrey L. Gates exercises voting and dispositive power over the securities held by each of the funds listed above (collectively, the “Funds”). Gates may be deemed to be the beneficial owner of the securities held by the Funds, although all reported securities are owned by the Funds. Ownership information originated from the Schedule 13G filed with the Securities Exchange Commission by Gates on February 11, 2011.

(h) Does not include shares of common stock issuable upon conversion of the Company’s Notes that are not issuable within 60 days of the date hereof as a result of provisions in the governing instruments of such Notes limiting the conversion thereof if such conversion would cause the holder, together with any affiliate, to own more than 9.99% of our Common Stock.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 5

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BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meeting Attendance

During 2010, the Board held 14 meetings of the full Board and 33 meetings of committees. The Corporate Governance and Nominating Committee held 10 meetings, the Compensation Committee held 8 meetings and the Audit Committee held 15 meetings. Each director attended at least 75% of the aggregate number of meetings of the Board and Committees of the Board on which he served.

The Company does not have a formal policy requiring members of the Board to attend the Annual Meeting, although all directors are strongly encouraged to attend. Of the Directors then in office, Messrs. Reiland, Hern, Wilson, and Chisholm attended the last Annual Meeting of Stockholders.

Executive Sessions

Pursuant to the Company’s Corporate Governance Guidelines, non-management directors of the Board are required to meet on a regularly scheduled basis without the presence of management. Before the appointment of the Lead Director, the chairmanship of these sessions was rotated among the non-management directors on a meeting basis, in order of seniority, with the most senior non-employee director serving first. The Lead Director now chairs all such executive sessions. During 2010, the non-management directors met in 5 executive sessions without management present.

Director Independence

The Board has determined that each of the current directors except for Mr. Chisholm is independent as that term is defined by rules of the New York Stock Exchange and, in the case of the Audit Committee, the Securities and Exchange Commission. Mr. Chisholm is not an independent director since he is President of the Company.

Also, none of the non-employee directors has any relationship with the Company other than being a director and stockholder, or any transaction or arrangement that interferes with each director’s independence.

Risk Management

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Corporate Governance and Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Committees

The Board has established an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit, Compensation and Corporate Governance and Nominating Committees are composed entirely of independent directors as defined under the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Guidelines. The charters of each committee are available on the Company’s website at www.flotekind.com.

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The following table shows the committees on which each director serves. “C” indicates that the director serves as the chair of the committee.

Director	Audit	Corporate Governance and Nominating	Compensation
John S. Reiland	C	X	X
Richard O. Wilson	X	X	X
Kenneth T. Hern	X	C	X
L. Melvin Cooper	X	X
L.V. “Bud” McGuire		X	C

Audit Committee

The Audit Committee held 14 meetings in 2010. The Audit Committee’s primary functions are to:

•

Appoint, determine funding for, oversee and replace (subject to stockholder ratification, if applicable) a firm of independent auditors to audit our financial statements;

•

Pre-approve all audit and non-audit services provided by our independent auditors;

•

Evaluate the qualifications, performance and independence of our independent auditors, and ensure the rotation of the lead (or concurring) audit partner;

•

Obtain and review a report of our independent auditors, at least annually, regarding compliance with their internal quality-control procedures;

•

Discuss with our independent auditors the overall scope and plans for their respective audits;

•

Discuss with management and our independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls;

•

Meet with our independent auditors to discuss the conduct and findings of their respective audits;

•

Meet and review with management and our independent auditors the Company’s financial statements and the associated disclosures to be included in its quarterly and annual reports to be filed with the SEC;

•

Discuss with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

•

Discuss periodically with management the Company’s plan with regard to issuing earnings press releases, and providing financial information and earnings guidance to analysts and rating agencies;

•

Review any disclosures by the Company’s officers and other employees regarding significant deficiencies in the design and operation of the Company’s internal controls; and

•

Establish procedures for receiving and responding to concerns regarding accounting, internal accounting controls and auditing matters.

Each member of the Audit Committee, as of the date of this Proxy Statement (Messrs. Reiland, Hern, Wilson and Cooper) is financially literate and has accounting or financial management expertise. Messrs. Reiland, Hern and Cooper are audit committee financial experts as defined in Item 407 (d)(5) of Regulation S-K under the Exchange Act, rule 10A-3 under the Exchange Act, the New York Stock Exchange Listed Company Manual and the Company’s Corporate Governance Principles.

The Board has adopted a charter for the Audit Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee

The Compensation Committee (the “Compensation Committee”) held 8 meetings in 2010. The Compensation Committee’s primary functions are to:

•

Establish, in conjunction with executive management, the overall compensation strategy of the Company and review such strategy at least annually for alignment with the Company’s business strategy and with similar programs offered by the Company’s competitors;

•

Adopt, amend or terminate corporate incentive programs (including short-term and long-term incentive and other similar programs), including establishment of performance standards, and validate the funding of such programs relative to previously established performance standards;

•

Review the Company’s employee benefit plans, including retirement and savings plans, and either recommend plan changes to the Board or amend such plans as appropriate;

•

Review at least annually the Company’s investment strategies around and performance of the Company’s 401(k) plans;

•

Review and approve corporate goals and objectives relevant to compensation of the Chief Executive Officer, Chief Operating Officer, President and any other member of the senior management team reporting directly to the Chief Executive Officer (collectively the “Group”) and evaluate the Group’s performance in light of such goals and objectives;

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•

Determine and approve the Group’s salary, bonuses and other compensation, either as a Compensation Committee or together with the other independent directors (as directed by the Board);

•

Grant to the Group options to acquire shares of the stock of the Company or such other equity awards pursuant to such terms as are deemed appropriate by the Compensation Committee;

•

Award stock options, stock awards, stock appreciation rights and other awards to employees of the Company pursuant to any plan approved by the Board which by its terms provides for administration by the Compensation Committee;

•

Make recommendations to the Board with respect to the compensation of Board members;

•

Approve, in advance, the total remuneration and employment agreements for the Company’s “executive officers” (as that term is defined under the Securities Exchange Act of 1934, as amended) and review, in the aggregate, the compensation, benefit and equity-based plans, programs and payments for all other employees;

•

Recommend changes to all equity-based plans to the Board as appropriate, subject to stockholder approval as required; and

•

Produce a transparent and comprehensive Compensation Discussion and Analysis and a Compensation Committee Report on executive officer compensation to be included in the Proxy Statement.

The President often attends meetings of the Compensation Committee. The President’s feedback about each officer’s performance is essential in the Compensation Committee’s determination of the officer’s salary and target incentive compensation determinations.

The Board has adopted a charter for the Compensation Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Risk

The role of the Compensation Committee in risk oversight includes review of risks arising from our compensation policies, practices and programs as well as the mitigating controls, to determine whether any such risks are material to us. The Compensation Committee will review these matters routinely to ensure that the Company’s compensation programs that management and the Board have implemented appropriately balance risk and the achievement of long-term and short-term goals, and that they are not reasonably likely to have a material adverse effect on our business.

Compensation Committee Consultant

Since 2008, the Compensation Committee has, from time to time, directly retained a nationally-recognized firm, BDO USA LLP (“BDO”) as its independent compensation consultant, to provide advice and recommendations on the amount and form of executive and director compensation. In 2010, BDO did not provide any services to the committee other than reviewing and providing comments on the Compensation Discussion & Analysis relating to 2009 compensation. For 2011, BDO has been retained to provide advice and recommendations on the amount and form of executive and outside director compensation.

BDO’s role is discussed in the Compensation Discussion and Analysis section under the heading “Compensation Committee”.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee met 10 times in 2010. The Corporate Governance and Nominating Committee’s primary functions are to:

•

Review, at least annually, the structure of the Board to assure that the proper skills and experience are represented on the Board;

•

Recommend to the full Board candidates to fill vacancies on the Board as they occur;

•

Recommend, prior to each annual stockholder meeting, a slate of nominees for election or reelection as directors by the stockholders at the annual meeting;

•

Identify individuals qualified to serve as potential Board members, consistent with criteria approved by the Board;

•

Select, evaluate, retain, and where appropriate, terminate any search firm to be used to identify qualified director candidates;

•

Evaluate current directors for re-nomination to the Board or re-appointment to any Board committees, and assess the performance of such directors;

•

Periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee of the Board, and determine whether it may be appropriate to add or remove individuals;

•

Consider rotation of the Chairmen and members of the committees of the Board;

•

Consider candidates to serve as Board members that are submitted by stockholders of the Company;

•

Periodically make recommendations to the Board with respect to the size of the Board;

•

Review criteria and policies relating to director independence, service and tenure;

•

Recommend to the Board the membership of the Audit and Compensation Committees, including their Chairpersons;

•

Periodically make recommendations to the Board with respect to the compensation of Board members;

•

Make recommendations to the Board regarding corporate governance matters and practices, including formulating and periodically reviewing Corporate Governance Guidelines to be adopted by the Board;

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•

Develop and recommend to the Board the Company’s Corporate Governance Guidelines and at least annually, review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board;

•

Be responsible for any tasks assigned to the Corporate Governance and Nominating Committee in the Company’s Corporate Governance Guidelines;

•

Oversee compliance with the Company’s Corporate Governance Guidelines and report on such compliance to the Board;

•

Review and consider any requests for waivers of the Company’s Corporate Governance Guidelines or Code of Business Conduct and Ethics for the Company’s directors, executive officers and other senior financial officers, and make a recommendation to the Board with respect to such request for a waiver;

•

Review potential conflicts of interest involving directors and determine whether such director or directors may vote on any issue as to which there may be a conflict;

•

Review all related party transactions and determine whether such transactions are appropriate for the Company to undertake and, if so, approve such transactions;

•

Review periodically with the Company’s counsel, in light of changing conditions, new legislation and other developments, the Company’s Code of Business Conduct and Ethics and make recommendations to the Board for such changes as the Corporate Governance and Nominating Committee shall deem appropriate;

•

Develop and implement continuing education programs for all directors, including orientation and training programs for new directors; and

•

Establish the evaluation criteria, and implement and oversee the process for the performance evaluations of management, the results of which are reported to the full Board.

When identifying and evaluating candidates, the Corporate Governance and Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Corporate Governance and Nominating Committee may retain a third-party search firm to assist the Committee in locating qualified candidates that meet the needs of the Board at that time. Generally, a retained search firm would provide information on a number of candidates, which the Corporate Governance and Nominating Committee would discuss. The Corporate Governance and Nominating Committee chairman and some or all of the members of the Corporate Governance and Nominating Committee will interview potential candidates that meet the needs of the Board, have the qualifications, and meet the independence standards required by the New York Stock Exchange and as set forth by the Company’s Corporate Governance Guidelines, and the Corporate Governance and Nominating Committee will recommend the nomination of candidates to the Board. Director nominees may be identified by the Corporate Governance and Nominating Committee through current board members, officers, stockholders or other persons. Any stockholder desiring to submit a nomination to the Board should send the recommendation in writing, together with appropriate background and contact information, to the Secretary of the Company at the address of the Company’s principal executive offices. The Board has not established formal minimum qualifications for a director nominee and evaluates any nominee, including those recommended by stockholders, on a case-by-case basis. The Board has adopted a charter for the Corporate Governance and Nominating Committee, a copy of which is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Code of Business Conduct and Ethics

The Code of Business Conduct and Ethics of the Company applies to our directors, executive officers and to all other employees and is available on our website (www.flotekind.com) and in print to any stockholder who requests it.

Compensation Committee Interlocks and Insider Participation

Messrs. Hern, Reiland, McGuire and Wilson served on the Compensation Committee during 2010. No current member of the Compensation Committee is a current or former officer or employee of ours or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

Transactions With Related Persons

The Company recognizes that related person transactions can present potential or actual conflicts of interest and it is the Company’s preference that related person transactions are avoided as a general matter. However, the Company also recognizes that there are situations, including certain transactions negotiated on an arm’s length basis, where related person transactions may be in, or may not be inconsistent with, the best interests of the Company and its stockholders. Therefore, the Corporate Governance and Nominating Committee of the Board will review, ratify or approve, as necessary, any related person transaction prior to the transaction being entered into, or ratify any related person transaction that has not been previously approved, in which a director, executive officer, five percent owner or immediate family member of any such person has a material interest.

During 2010, the Company did not participate in any transactions in which any of the director nominees, executive officers, nor any of their immediate family members, had a direct or indirect material interest.

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Board Leadership Structure

Mr. Chisholm, the Company’s President, has served as Chairman of the Board since August 2010. The Board believes that the Company’s President is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the President brings company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and President promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and President is consistent with the best interests of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules issued thereunder, the Company’s directors and executive officers are required to file with the SEC reports of ownership and changes in ownership of Common Stock. Copies of such forms are required to be filed with the Company. Based solely on its review of copies of such reports furnished to the Company, the Company believes that the directors and executive officers were in compliance with the filing requirements of Section 16(a) during the most recent fiscal year, except that (1) Mr.Chisolm did not timely file one Form 4 in 2010 reflecting one transaction, (2) Mr. Cooper did not timely file one Form 4 in 2010 reflecting two transactions, (3) Mr. Hern did not timely file one Form 4 in 2010 reflecting two transactions, (4) Mr. McGuire did not timely file one Form 4 in 2010 reflecting two transactions, (5) Mr. Neyman did not timely file two Form 4’s in 2010 reflecting two transactions, (6) Mr. Neyman failed to report a transaction in 2009 but filed a Form 4 in 2010 reflecting such 2009 transaction, (7) Mr. Reeves did not timely file three Form 4’s in 2010 reflecting three transactions, (8) Mr. Reiland did not timely file one Form 4 in 2010 reflecting two transactions, and (9) Mr. Wilson did not timely file one Form 4 in 2010 reflecting two transactions.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 10

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EXECUTIVE OFFICERS

The following table provides certain information with respect to the executive officers of the Company.

Name and Age	Positions	Position Held Since
John W. Chisholm (55)	Interim President	2009
	President	2010
Steven A. Reeves (59)	President Downhole Tool Division	2007
	Executive Vice President and Chief Operating Officer	2008
	Executive Vice President, Business Development and Special Projects	2009
Jesse E. Neyman (67)	Vice President of Business Development	2007
	Senior Vice President and Chief Financial Officer	2008
	Executive Vice President, Finance and Strategic Planning	2009
Johnna D. Kokenge (40)	Vice President and Chief Accounting Officer	2010

Steven A. Reeves served as Executive Vice President and Chief Operating Officer from May 2008 until October 2009. Beginning in October 2009, Mr. Reeves served as Executive Vice President, Business Development and Special Projects. Since May 2010, Mr. Reeves serves as Executive Vice President, Operations, Business Development and Special Projects. Previously, Mr. Reeves served as President of Flotek’s Downhole Tool Division from January 2007, and had served as Vice President of Flotek’s Turbeco Division from April 2005 until January 2007. Prior to joining Flotek, Mr. Reeves served in various positions over a 30 year career with Halliburton Energy Services, Inc., from which he retired in May 2002. Mr. Reeves’ responsibilities ranged from field engineer, logging and perforating, to global operations manager for formation evaluation, overseeing Halliburton Energy Services’ worldwide formation evaluation operations. Mr. Reeves spent his last two years with Halliburton Energy Services as general manager of Jet Research Center in Alvarado, Texas. JRC is the originator of the jet shaped charge for oil and gas formation stimulation and develops shaped charges for the oil and gas industry. Mr. Reeves holds a BS in Math with minors in Physics and Spanish from East Central University.

Jesse E. “Jempy” Neyman served as Senior Vice President and Chief Financial Officer from October 2008 until October 29, 2009. Since October 29, 2009 Mr. Neyman serves as Executive Vice President, Finance and Strategic Planning, Mr. Neyman joined Flotek in January 2007 as Vice President of Business Development. Prior to joining Flotek, Mr. Neyman served as President and Chief Executive Officer of Enron Wind Management from January 2006 until December 2006. Mr. Neyman was responsible for managing and liquidating the global wind business operations of Enron Corp. and its affiliates. From January 1992 to August 2001, Mr. Neyman served as Director and Vice President of Enron Producer Finance, an affiliate of Enron, providing risk capital to the oil and gas sector. He utilized this experience when he served as Vice President, Principal Investments of Enron from August 2001 to December 2006. As Vice President, he was responsible for managing financial investment portfolios of Enron and its affiliates. Mr. Neyman is a graduate of the United States Air Force Academy and served as an Air Force officer from June 1967 until December 1976. After being honorably discharged from the U.S. Air Force, Mr. Neyman was a commercial banker specializing in oil and gas lending until joining Enron, except for a two-year period when he worked as an environmental consultant. He has a M.S. degree in Air Pollution Meteorology and Diffusion Theory from the University of Utah, an MBA from Southern Illinois University—Edwardsville and a BS in International affairs from the USAF Academy.

Johnna D. Kokenge served as Vice President and Chief Accounting Officer since November 2010. Ms. Kokenge previously served as Flotek’s Vice President, Corporate Controller, from March 2010 until November 2010. Prior to joining Flotek, Ms. Kokenge, as managing member of Kokenge Consulting, LLC, provided contract services to a variety of energy clients from February 2006 through March 2010. In a contract capacity, Ms. Kokenge acted as CFO, from February 2006 through December 2009, of a number of Enron Wind partnerships, and was responsible for managing, operating and liquidating over 150 domestic and international wind business subsidiaries of Enron Corp. and its affiliates. Concurrently, from May 2009 through December 2009, Ms. Kokenge was Acting Controller for Hawk Field Services, a start-up, mid-stream, gas-gathering company, and wholly-owned subsidiary of Petrohawk Energy Corporation. From December 1999 through January 2006, Ms. Kokenge served as a Director of Accounting/Transaction Structuring for Enron Corp. and affiliates, providing strategic and liquidation/divestiture structuring alternatives. Ms. Kokenge is a certified public accountant and a Magna Cum Laude graduate of Texas A&M University with a Bachelor of Business Administration – Accounting degree.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 11

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board consists of four directors who are independent, as defined by the standards of the New York Stock Exchange and the rules of the Securities and Exchange Commission. Under the charter approved by the Board, the Committee assists the Board in overseeing matters relating to the accounting and financial reporting practices of the Company, the adequacy of its internal controls and the quality and integrity of its financial statements and is responsible for selecting and retaining the independent auditors. The Company’s management is responsible for preparing the financial statements of the Company, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s role under the charter is to oversee management. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The Committee met 15 times during the year ended December 31, 2010.

The independent auditors provided the Committee with a written statement describing all the relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Committee also discussed with the auditors any relationships that may impact the independence of the auditors. The Committee discussed and reviewed with the independent auditors all communications required to be discussed by standards of the Public Company Accounting Oversight Board, including those described in Statement of Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2010, and discussed them with management and the independent auditors. Based on such review and discussions, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

John S. Reiland, Chairman

Kenneth T. Hern

Richard O. Wilson

L. Melvin Cooper

April 18, 2011

This report of the Audit Committee shall not be deemed “soliciting material,” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion of executive compensation contains descriptions of various employment-related agreements and employee benefit plans. These descriptions are qualified in their entirety by reference to the full text of the referenced agreements and plans, which have been filed by us as exhibits to our reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission.

Introduction

The following discussion provides an overview of the Compensation Committee of our Board of Directors (“the Compensation Committee”), the background and objectives of our compensation programs for our current senior management, and the material elements of the compensation of each of the executive officers identified in the following table, to which we refer as our named executive officers:

Name	Title
John W. Chisholm (1)	President (principal executive officer)
Steven A. Reeves (2)	Executive Vice President, Operations, Business Development and Special Projects
Jesse E. Neyman (3)	Executive Vice President, Finance and Strategic Planning (principal financial officer)
Johnna D. Kokenge (4)	Vice President and Chief Accounting Officer (principal accounting officer)

(1) Mr. Chisholm was appointed Interim President under the terms of a Service Agreement effective on August 11, 2009, and became President on August 12, 2010.

(2) Mr. Reeves was appointed Executive Vice President, Operations, Business Development and Special Projects effective May 10, 2010. He previously served as Executive Vice President, Business Development and Special Projects from October 29, 2009 to May 10, 2010. Prior to this appointment, Mr. Reeves served as Executive Vice President and Chief Operating Officer.

(3) Mr. Neyman was appointed Executive Vice President of Finance and Strategic Planning effective October 29, 2009. He is currently designated as the Company’s Principal Financial Officer. Prior to this appointment, Mr. Neyman served as Senior Vice President and Chief Financial Officer.

(4) Ms. Kokenge was appointed Chief Accounting Officer effective November 10, 2010. She is currently designated as the Company’s Principal Accounting Officer. Prior to this appointment Ms. Kokenge served as Vice President, Corporate Controller.

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Compensation Committee

The Compensation Committee (the “Compensation Committee”) of our Board of Directors has overall responsibility for the approval, evaluation and oversight of our compensation plans, policies and programs. The primary purpose of the Compensation Committee is to assist the Board of Directors in fulfilling its responsibilities relating to the compensation of our named executive officers and directors. The primary responsibilities of the Compensation Committee include: (i) annually reviewing our general compensation policies with respect to named executive officers and directors, (ii) annually reviewing and approving the corporate goals and objectives relevant to the compensation of our executive officers, evaluating our officers’ performance in light of these goals, and approving or recommending to the Board compensation levels based on these evaluations, (iii) producing a committee report on executive compensation as required by the SEC to be included or incorporated by reference in our proxy statement or other applicable SEC filings, and (iv) recommending the compensation program applicable to our outside directors.

Our Board appoints our Compensation Committee members and Chairman annually, and these appointees continue to be members until their successors are elected and qualified or until their earlier resignation or removal. Any member of our Compensation Committee may be removed, with or without cause, by our Board. Our Board of Directors appoints members to the Compensation Committee considering criteria such as experience in compensation matters, familiarity with our management and other key personnel, understanding of public company compensation issues, time availability necessary to fulfill committee responsibilities and independence and other regulatory requirements. No member of our Compensation Committee participates in any of our employee compensation programs, and our Board has determined that none of our Compensation Committee members has any material business relationship with us. Currently, the members of the Compensation Committee are L.V. “Bud” McGuire, who serves as Chairman, Kenneth T. Hern, John S. Reiland and Richard O. Wilson.

Each member of the Compensation Committee is considered to be (1) “independent” under the currently applicable listing standards of the NYSE; (2) a “non-employee director” with the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended; and (3) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee on occasion meets with our President and other executives to obtain recommendations with respect to our compensation programs, practices and packages for executives, other employees and directors. Although management makes recommendations to the Compensation Committee on executive compensation, the Compensation Committee is not bound by and does not always accept management’s recommendations. The Compensation Committee has historically sought input from an independent compensation consultant prior to making any final determinations. Our President attends some of the Compensation Committee meetings, but the Compensation Committee also regularly holds executive sessions not attended by members of management or non-independent directors.

The Compensation Committee’s function is more fully described in its charter. The Compensation Committee will continue to review and assess the adequacy of the charter and recommend any proposed changes to the Board for approval on an annual basis. The Compensation Committee works with our President to establish an agenda for each meeting of the Compensation Committee and to prepare meeting materials. Our President, outside corporate counsel, and other members of our management and outside advisors may be invited to attend all or a portion of a Compensation Committee meeting depending on the nature of the matters to be discussed. Only members of the Compensation Committee vote on items before the Compensation Committee; however, the Compensation Committee and Board often solicit the advice of our President on compensation matters, the compensation of other senior management and the other named executive officers.

On at least an annual basis, the Compensation Committee or our full Board approves all compensation and equity awards to our named executive officers, the managers of our business segments and the Board. Further, the Compensation Committee approves equity grants for other employees of the Company from time to time.

Our Compensation Committee may retain, at our expense, independent compensation consultants in the consideration of executive compensation matters. The Compensation Committee meets with the compensation consultants, both in and outside of the presence of our management, to review findings and recommendations regarding executive compensation and considers those findings and recommendations in determining and making adjustments to our executive compensation program. Since 2008 the Compensation Committee retained BDO USA, LLP (referred to herein as the “Compensation Consultant” or “BDO”) to assist it in fulfilling its responsibilities as assigned by the Chairman of the Compensation Committee. Under the direction of the Chairman of the Compensation Committee, the Compensation Consultant has, in prior years, provided information regarding compensation trends in the energy services industry, relative compensation for similarly-situated executive officers in the industry, the structure of our cash and equity incentive awards and the structure of the compensation program for outside directors. In addition in prior years and at the Compensation Committee’s request, the Compensation Consultant has worked with management to prepare materials for review by the Compensation Committee, made recommendations regarding the Compensation Committee’s calendar and has provided assistance in the composition of this Compensation Discussion and Analysis. In 2010, BDO provided no services to the Company other than reviewing the 2010 Compensation Discussion and Analysis; in 2011, BDO has again been engaged to assist the Committee with executive and outside director compensation matters.

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Compensation Philosophy

We operate in a very competitive environment. Our principal competitors are more established providers of services in our industry and, because of their size, generally have more significant resources than we do. In order to successfully compete in this environment, we must be able to attract and retain highly skilled employees with well-developed management, operational and marketing skills. The Company has been successful in developing and retaining a highly-qualified management team by offering compensation that is equitable, reasonably competitive with what we believe they might earn elsewhere based on our understanding of market practices, and closely tied to performance through our annual salary review process, our annual cash bonus plan, and grants of stock options and restricted stock from our equity incentive plan.

In general, our executive compensation programs are designed to achieve the following objectives:

•

Attract and retain talented and experienced executives with the skills necessary to run and grow our existing business segments;

•

Attract and retain talented and experienced executives who can grow our Company through acquisitions and the successful integration of those acquisitions;

•

Align the interests of our executive officers with those of stockholders to increase the value of our enterprise;

•

Motivate and reward executives whose knowledge, skills and performance are critical to our success;

•

Demonstrate fairness among the executive management team by recognizing the contributions each executive makes to our success;

•

Provide accountability for the executives’ performance to the Board;

•

Encourage a shared commitment among executives by coordinating Company and individual business unit targets and objectives; and

•

Encourage executives to meet non-financial goals that the Board believes are necessary for the success of the Company.

As we endeavor to evaluate the adequacy of our overall executive compensation program, our Compensation Committee works with the Compensation Consultant to evaluate and compare certain elements of total compensation against a group of similar publicly traded energy services companies (the “Compensation Peer Group”). We benchmark each element of compensation (base salary, cash incentive compensation and equity compensation), and the benchmark information is used to establish ranges for total compensation. The Committee endeavors to establish total compensation packages at levels compared to the peer group that are deemed to be appropriate to the Company’s size, performance and the performance of its executives and sufficient, in the Committee’s judgment, to attract and retain the executives needed to operate and grow the Company.

We would prefer to define the market for our executive talent using a sizeable group of companies that are comparable in both size and line of business to us. However, there are not sufficient companies compare to us in size and line of business to comprise such a peer group. Therefore, as we evaluate the adequacy of our compensation programs, the Compensation Committee considers data in regard to our Compensation Peer Group and data from published survey sources as well as information from our directors, management and our Compensation Consultant based on their collective understanding of industry practices. The companies that comprised our Compensation Peer Group in 2009 included the following:

(1)

Allis-Chalmers Energy, Inc.

(2)

Basic Energy Services, Inc.

(3)

Bolt Technology Corporation

(4)

Carbo Ceramics, Inc.

(5)

CE Franklin, Ltd.

(6)

Lufkin Industries, Inc.

(7)

Matrix Service Company

(8)

Natco Group, Inc.

(9)

Newpark Resources, Inc.

(10)

T-3 Energy Services, Inc.

(11)

Tesco Corporation

The peer group was not reviewed or updated in 2010. However, the Compensation Committee intends to continually monitor the composition of the Compensation Peer Group in the future to assure that it provides a useful representation of the market for leadership talent in which the Company competes.

Executive Officer Compensation

Principal Elements of Compensation of Our Named Executive Officers

Historically, the principal elements of the compensation package offered to our executive officers have consisted of:

•

Base salary;

•

Cash bonus incentive compensation under the terms of the Company’s annual incentive plan; and

•

Equity compensation generally in the form of stock option or restricted stock grants under the terms of our 2005, 2007 and 2010 Long-Term Incentive Plans.

Some, but not all of our named executive officers participate in certain perquisite programs as described later in this discussion and all of our named executive officers participate in group insurance programs and our 401(k) Plan on the same basis as all other employees of the company.

Allocation of Compensation among the Principal Components

The Committee has not established formulas for allocating compensation between compensation elements. Rather the Compensation Committee reviews compensation structures at companies in our Compensation Peer Group, historical compensation for the participant, the participant’s responsibilities, the participant’s performance on both financial metrics and individual goals and objectives provided by the Committee, and the individual circumstances of its senior executives when determining the mix of base salary, cash bonus percentages, and annual equity awards. As a result, the Committee applies a different mix of base salary, cash bonus incentive compensation and equity compensation to different executive officer positions, and our historical practice has been to make executives’ overall compensation opportunity significantly contingent on operational performance.

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Base Salary

We review base salaries for our President and other executives annually to determine if a change is appropriate. In reviewing base salaries, we consider several factors including a comparison to base salaries paid for comparable positions in our Compensation Peer Group, the relationship among base salaries paid with our Company and individual experience and performance. Our intent is to fix base salaries at levels that we believe are consistent with our program objectives, including the ability to attract, motivate and retain highly talented individuals in a competitive environment.

President

Mr. Chisholm was appointed Interim President in August 2009. Mr. Chisholm is compensated monthly as an independent contractor under a Services Agreement between the Company and with entities controlled by Mr. Chisholm (the “Chisholm Companies”). In November 2010, we amended the services agreement to increase monthly compensation to $42,000 as compensation for Mr. Chisholm’s services. In addition, Flotek and Mr. Chisholm entered into a Letter Agreement, dated November 10, 2010, pursuant to which Flotek agreed to employ Mr. Chisholm and pay him a monthly salary of $4,000.

Executive Vice President, Operations, Business Development and Special Projects

Mr. Reeves was appointed Executive Vice President of Business Development and Special Projects on October 29, 2009 at a salary of $275,000 annually. No adjustments were made to Mr. Reeves’ salary in 2010.

Executive Vice President, Finance and Strategic Planning

Mr. Neyman was appointed Executive Vice President of Finance and Strategic Planning on October 29, 2009 with a salary of $250,000. No adjustments were made to Mr. Neyman’s salary in 2010.

Vice President and Chief Accounting Officer

Ms Kokenge’s salary was increased from $150,000 to $215,000 effective on August 1, 2010 in order to reflect her performance, the substantial responsibilities added to her position, and the Committee’s understanding of the pay levels typically offered by other companies to persons filling comparable roles.

Annual Bonus Compensation

Under the terms of the 2010 Management Incentive Plan (“MIP”), named executive officers had the opportunity to earn annual cash incentives based on the achievement of Company performance objectives and the Committee’s subjective assessment of individual and Company performance.

For executive officers, MIP compensation was to be earned by the Company’s performance on 2010 EBITDA and operating income. If at least 100% of target EBITDA or operating income was achieved, bonuses paid to Messrs. Chisholm, Reeves, Neyman and Ms. Kokenge would be 60%, 50%, 50%, and 50%, respectively, of their annual base salaries. If the Company achieved at least 100% of both its target EBITDA and its target operating income, 120% of these amounts would be paid as a bonus.

In addition to the MIP, in July 2010, the Committee approved the payment of a bonus to the entities controlled by Mr. Chisholm in the amount of $125,000 in recognition of Mr. Chisholm’s leadership in restructuring the Company’s long-term debt, repositioning its sales and operating units and progress made on strategic initiatives.

In January 2011 an additional bonus of $60,000 was paid to entities controlled by Mr. Chisholm in consideration of services provided by these entities through Mr. Chisholm in 2010.

Mr. Neyman and Mr. Reeves each were awarded bonuses of $75,000. The bonus to Mr. Neyman was a retention payment resulting from the terms of his employment agreement. The amount paid to Mr. Reeves resulted from a decision to pay him project completion bonuses.

A portion of the 2010 MIP compensation has been paid to the named executive officers and is reflected in the Summary Compensation Table. The remaining balance of the 2010 MIP compensation ($79,576, $33,000, $30,000 and $25,800 to be paid to Mr. Chisholm, Mr. Reeves, Mr. Neyman and Ms Kokenge, respectively) is to be paid in equity of the Company, and payment had not been approved by the Compensation Committee as of April 18, 2011.

Equity Compensation

The historical practice of the Compensation Committee has been to grant restricted stock and/or options to attract, retain, motivate and reward employees and executive officers, and to encourage ownership in the Company. The grant value of awards is determined by the Compensation Committee based on its understanding of competitive practices, internal equity considerations, performance, and the potential of the employee. The Compensation Committee also considers it important that the value inherent in the grant is sufficient to create a long-term incentive for the employee to remain with the Company and to focus on the strategic objectives that must be achieved in order to deliver an attractive return to stockholders.

Grants of equity made to executive officers in 2010 were made in amounts deemed appropriate to reward performance and to provide long-term opportunities to acquire ownership under the terms of employment agreements.

A grant of 23,624 shares of restricted stock was made to Ms. Kokenge in recognition of her performance on behalf of the Company and to provide a retention incentive. These restricted shares vest over four years.

On November 10, 2010 in connection with the execution of their employment agreements as discussed below, Mr. Chisholm was awarded 300,000 stock options and 300,000 restricted shares, Mr. Reeves was awarded 150,000 restricted shares and Ms. Kokenge was awarded 100,000 restricted shares. Vesting of these awards is as follows:

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 15

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Chisholm: 100,000 options and 100,000 restricted shares at December 31, 2010, 2011 and 2012; Kokenge: 33,334 restricted shares at December 31, 2010 and 33,333 restricted shares at December 31, 2011 and 2012, respectively; and Reeves: 37,500 restricted shares at May 10, 2011, 2012, 2013 and 2014.

All stock-based payments awarded by the Compensation Committee have been reflected in our consolidated financial statements based on the applicable accounting guidance in Accounting Standards Codification (“ASC”) Topic 718, “Compensation—Stock Compensation.” Our long-term incentive plans permit equity grants in the form of stock options, restricted stock and certain other incentive awards. To date, we have only awarded stock options and restricted stock under our long-term incentive plans. Costs resulting from all stock-based payment transactions are recognized in the financial statements based on a fair value measurement method. We use the Black-Scholes option-pricing model to estimate the award’s grant-date fair value, and recognize compensation expense on a straight-line basis over the vesting period.

Employment and Separation Agreements

John W. Chisholm – Services Agreement

On November 10, 2010, Flotek and a company controlled by John W. Chisholm, President and Chairman of the Board of Directors (the “Chisholm Company”), entered into the Second Amended and Restated Service Agreement (the “Service Agreement”), pursuant to which the Chisholm Company agreed to continue to provide the services of Mr. Chisholm to Flotek. The Service Agreement provides that Flotek will pay the Chisholm Company an aggregate of $42,000 per month as consideration for the provision of Mr. Chisholm’s services.

Pursuant to the terms of the Service Agreement, Flotek granted Mr. Chisholm options to purchase 300,000 shares of Flotek common stock and issued Mr. Chisholm 300,000 shares of Flotek restricted stock. In addition, the Chisholm Company will be eligible to receive certain target bonuses for each of the years 2010, 2011 and 2012.

Mr. Chisholm will provide his services to Flotek under the Service Agreement until December 31, 2012, at which time the term will be automatically extended for successive 12-month periods unless otherwise terminated. Flotek may terminate the Service Agreement at any time and for any reason with or without Cause (as defined in the Service Agreement) and the Chisholm Company may terminate the Service Agreement for Good Reason (as defined in the Service Agreement). Upon termination of the Service Agreement by Flotek without Cause (but not in connection with a Change of Control) or by the Chisholm Company for Good Reason, the Chisholm Company will be entitled to receive severance compensation equal to the base compensation and target bonus in effect for the year in which the termination occurs. If the Service Agreement is terminated by Flotek without Cause or by the Chisholm Company for any reason as an integral part of or within six months after a Change of Control (as defined in the Service Agreement), the Chisholm Company will be entitled to receive severance compensation equal to two times the base compensation and target bonus in effect for the year in which the Change of Control occurs. If the Service Agreement is terminated by Flotek with Cause, or due to the death or disability of Mr. Chisholm, the Chisholm Company will be entitled to receive the base compensation earned and payable through the date of termination. The Service Agreement also contains certain non-solicitation restrictions for a period of 24 months following the date of termination of the Service Agreement.

Contemporaneous with Flotek’s entry into the Service Agreement with the Chisholm Company, Flotek and John Chisholm entered into a Letter Agreement, dated November 10, 2010 (the “Letter Agreement”), pursuant to which Flotek agreed to employ Mr. Chisholm for a term equal to the term provided for in the Service Agreement. Pursuant to the terms of the Letter Agreement, Flotek will pay Mr. Chisholm a monthly salary of $4,000. Mr. Chisholm is subject to certain confidentiality obligations and non-solicitation restrictions for a period of 24 months following the date of termination of the Letter Agreement.

This agreement superseded an Amended and Restated Service Agreement which was effective as of December, 2009 between Flotek and the Chisholm Company, which provided for substantially the same terms and conditions, except: (i) it provided for a monthly retainer fee of $42,000, and (ii) a term through June 30, 2010, and (iii) the payment of a target bonus upon the achievement of certain performance thresholds of $125,000.

Jesse E. Neyman – Employment Agreement

On August 11, 2009, the Company and Mr. Neyman, entered into an Employment Agreement pursuant to which Mr. Neyman would serve as Chief Financial Officer of the Company.

The Employment Agreement (i) provides for a term of employment until the earlier of (1) Mr. Neyman’s resignation with or without Good Reason (as defined in the Employment Agreement) or Mr. Neyman’s death or disability or (2) termination by the Company with or without Cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Neyman’s employment by the Company without Cause or by Mr. Neyman for Good Reason and subject to the satisfaction of certain other specified conditions, including the execution of a release agreement, Mr. Neyman will be entitled to receive (1) a lump sum payment in an amount equal to one-half of the sum of his annual base salary and target bonus, payable at the end of the month following execution of a release agreement, (2) monthly payments in an amount equal to one-twelfth of the sum of his annual base salary and target bonus, payable for 13 months following execution of a release agreement, (3) a lump sum payment in an amount equal to five-twelfths of the sum of his annual base salary and target bonus, payable at the end of the fifteenth month following execution of a release agreement, and (4) coverage at the Company’s expense under the employee health insurance plan for a period of 24 months following execution of a release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Neyman earns an annualized base salary of $250,000. Additionally, Mr. Neyman will be entitled to a bonus payment of $75,000 if he does not resign from his employment with the Company and has not been terminated by the Company for Cause prior to the earlier of the date of the appointment of a new chief executive officer on a basis which is not an interim basis or December 31, 2009. Furthermore, Mr. Neyman also received a grant of stock options for 150,000 shares that would vest over four years pursuant to the Company’s Long Term Incentive Plan. Such awards will automatically vest upon a change of control of the Company. In addition to the foregoing, Mr. Neyman would be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan with a target bonus of $125,000 for each of the 2009 and 2010 fiscal years and reimbursement for reasonable expenses.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 16

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Steve Reeves – Employment Agreement

On May 10, 2010, the Company and Steve Reeves entered into the Employment Agreement in connection with his election as Executive Vice President, Operations, Business Development and Special Projects of the Company.

The Employment Agreement with Mr. Reeves: (i) provides for a term of employment until the earlier of (1) May 31, 2012, (2) Mr. Reeves’s resignation with or without good reason (as defined in the Employment Agreement) or Mr. Reeves’s death or disability and (3) termination by the Company with or without cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Mr. Reeves’s employment by the Company without cause or by Mr. Reeves for good reason prior to May 31, 2012, and subject to the satisfaction of certain other specified conditions, including the execution of a confidential severance and release agreement, Mr. Reeves will be entitled to receive (1) severance compensation equal to two-thirds of the sum of his annual base salary and target bonus, payable in eight monthly installments equal to one-eighth of such severance compensation, payable at the end of each full calendar month following the first full calendar month after execution of a confidential severance and release agreement, and (2) coverage at the Company’s expense under the employee health insurance plan for a period of eight months following execution of a confidential severance and release agreement; and (iii) contains certain non-solicitation and non-compete restrictions for a period of 24 months following the date of termination of employment with the Company.

Pursuant to the Employment Agreement, Mr. Reeves will earn an annualized base salary of $275,000. Additionally, Mr. Reeves will receive a grant of 150,000 shares of common stock of the Company pursuant to one of the Company’s long term incentive plans, which is conditioned upon stockholder approval of the Company’s 2010 long term incentive plan if the Company does not have a sufficient number of shares of common stock available for awards under the Company’s existing long term incentive plans. If the Company does not have a sufficient number of shares of common stock available for awards under the Company’s existing long term incentive plans and stockholder approval of the 2010 long term incentive plan does not occur on or before December 31, 2010, and as a result the grant of 150,000 shares of common stock has not been awarded by such date, Mr. Reeves will be entitled to receive a bonus in the amount of $250,000 in lieu of such shares of common stock. The shares of common stock will vest over a four-year period and will vest immediately upon Mr. Reeves’s death, resignation for good reason, termination without cause or upon a change of control of the Company. In addition to the foregoing, Mr. Reeves will be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan with a target bonus of $137,500 for the 2010 fiscal year and reimbursement for reasonable expenses.

Johnna Kokenge – Employment Agreement

On February 28, 2011, the Company and Johnna Kokenge entered into an Employment Agreement pursuant to which Ms. Kokenge will continue to serve as Vice President and Chief Accounting Officer of the Company.

The Employment Agreement (i) provides for a term of employment until the earlier of (1) December 31, 2012, (2) Ms. Kokenge’s resignation with or without Good Reason (as defined in the Employment Agreement) or Ms. Kokenge’s death or disability, and (3) termination by the Company with or without Cause (as defined in the Employment Agreement); (ii) provides that, upon termination of Ms. Kokenge’s employment by the Company without Cause (other than in connection with a Change of Control (as defined in the Employment Agreement)) or by Ms. Kokenge with Good Reason prior to the end of the term of employment and subject to the satisfaction of certain other specified conditions, Ms. Kokenge will be entitled to receive (1) severance compensation in an amount equal to 75% of the sum of her annual base salary and target bonus, payable at the end of each of the nine full calendar months following the execution and effectiveness of a release agreement and in an amount equal to one-ninth of such severance compensation and (2) coverage at the Company’s expense under the employee health insurance plan for a period of eight months following the execution and effectiveness of a release agreement; (iii) provides that if, within three months before or six months after a Change of Control, Ms. Kokenge’s employment with the Company is terminated by the Company without Cause or by Ms. Kokenge for any reason, she will be entitled to receive severance compensation equal to the greater of (1) the sum of her annual base salary and target bonus in effect for the year in which termination occurs and (2) the sum of her annual base salary and target bonus in effect for the year in which termination occurs, annualized over the period from termination until the expiration date of the Employment Agreement; and (iv) contains certain non-solicitation restrictions for a period of 12 months following the date of termination of employment with the Company.

Pursuant to her Employment Agreement, Ms. Kokenge will earn an annual base salary of $215,000. Additionally, Ms. Kokenge received a one-time cash payment of $16,250 as additional compensation for the period from August 1, 2010 through November 9, 2010. Ms. Kokenge received 100,000 shares of restricted common stock of the Company pursuant to that certain Restricted Stock Agreement dated as of November 10, 2010. In addition to the foregoing, Ms. Kokenge will be entitled to certain other perquisites, including annual bonuses in accordance with the Company’s management incentive plan with a target bonus of 50% of salary for each of the 2010 and 2011 calendar years and reimbursement for certain expenses.

Other Benefits

We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. Executive officers are eligible to participate in all of our employee benefit plans, including medical, dental & vision care programs, Company-paid accidental death, dismemberment & life insurance, and Flotek’s 401(k) plan, on the same basis as other employees. Effective in 2011 we will provide a matching contribution of 50% of employee contributions of up to 4% of eligible compensation subject to by statutory limits. Other than the 401(k) plan we do not offer pension or retirement benefits. Our international employees may have slightly different employee benefit plans than those we offer domestically, typically as a result of legal requirements of any specific country.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 17

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Perquisites

The Company does not sponsor any perquisite programs applicable to named executive officers other than the use of a Company-owned vehicle by Mr. Reeves. Depreciation of the vehicle in the amount of $600 for Mr. Reeves was reported on his 2010 W-2.

2011 Compensation Decisions

In connection with a review of the compensation of executive officers by the Committee and in reflection of management’s extraordinary efforts and diligent focus on improving operations and reducing expenses and prudent actions that avoided a near-certain need for court-assisted restructuring in 2010, the Committee approved increases in the salaries of Named Executive Officers as follows: the amounts paid to entities controlled by Mr. Chisholm was increased by $8,167 per month, the annual salary paid to Mr. Reeves was increased by $20,000, the annual salary paid to Mr. Neyman was increased by $20,000, and Ms Kokenge’s annual salary was increased by $40,000 (with Ms Kokenge’s raise to be effective August 1, 2011).

The Committee also approved a 2011 MIP program that retains the target opportunities described above and makes the amounts paid contingent on the Company’s EBITDA. The Committee also approved a special, one time bonus of $20,000 to Ms Kokenge contingent upon her performance of a specific milestone if successfully completed in 2011.

Awards of equity were also approved to reward management’s extraordinary efforts in 2010, to establish a meaningful incentive to remain with the Company and to ensure its long-term strategic success. These awards are contingent upon the Company achieving a minimum EBITDA target in 2011. Restricted Stock awards to Named Executive Officers approved on April 8, 2011 were as follows:

•

Mr. Chisholm: 200,000 shares

•

Mr. Reeves: 50,000 shares

•

Ms Kokenge: 50,000 shares

Stock options awards made to Named Executive Officers approved on April 8, 2011 were as follows:

•

Mr. Chisholm: 400,000

•

Mr. Reeves: 200,000

•

Ms. Kokenge: 200,000

•

Mr. Neyman: 100,000

Tax and Accounting Implications

Deductibility of Executive Compensation

The Compensation Committee is aware of the provisions of Section 162(m) of the Internal Revenue Code which provides that the Company may not deduct for federal income tax purposes annual compensation in excess of $1 million paid to certain employees. Performance-based compensation paid pursuant to stockholder-approved plans such as our 2007 Long-Term Incentive Plan is not subject to the deduction limit as long as such compensation is approved by “outside directors” within the meaning of Section 162(m) of the Code.

The Compensation Committee makes every reasonable effort to structure and administer executive compensation opportunities so that compensation will not be subject to the Section 162 (m) deduction limit. However, the Compensation Committee may from time to time approve payments that cannot be deducted in order to maintain flexibility in structuring appropriate compensation opportunities that we believe will create more value for stockholders than the value of the lost tax deductions.

Accounting for Stock-Based Compensation

The Company accounts for stock-based payments in accordance with the requirements of Accounting Standards Codification (ASC) Topic 718. Under this accounting pronouncement, the Company is required to value unvested stock options granted under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period. The Company considers the expenses associated with the grant of options and other long-term incentive awards in granting such awards.

Section 409A

To the extent we permit executives to defer compensation or we commit to deliver compensation at a later date than when earned and vested, we make every attempt to meet the requirements of Section 409A of the Internal Revenue Code. Failure to satisfy the Section 409A requirements could subject the executives receiving deferred compensation to a 20% excise tax.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

L.V. “Bud” McGuire, Chairman

Kenneth T. Hern

John S. Reiland

Richard O. Wilson

April 18, 2011

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 18

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Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to our fiscal years 2010, 2009 and 2008 by:

•

each person who served as our principal executive officer in 2010;

•

each person who served as our principal financial officer in 2010;

•

our other most highly compensated executive officers, other than our chief executive officer and chief financial officer.*

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Restricted Stock ($)(2)	Stock Options ($)(3)	All Other Compensation ($)(4)	Total ($)
John W. Chisholm – President	2010	5,538	290,304	683,650	555,584	674,447	2,209,523
	2009	-	-	36,003	246,472	260,750	543,225
Steven A. Reeves – Executive Vice President, Business Development and Special Projects	2010	275,000	207,203	310,500	-	600	793,303
	2009	331,549	50,000	260,608	110,073	3,561	755,791
	2008	243,461	-	35,719	34,556	13,813	327,549
Jesse E. Neyman – Executive Vice President, Finance and Strategic Planning	2010	250,000	195,203	-	-	-	445,203
	2009	240,656	20,000	80,009	270,561	2,154	613,380
	2008	180,961	-	10,692	9,273	8,081	209,007
Johnna D. Kokenge – Chief Accounting Officer and Vice President	2010	138,750	103,410	243,145	-	-	485,305

(*) The Company does not have any executive officers other than the President; Executive Vice President, Business Development and Special Projects; Executive Vice President, Finance and Strategic Planning; and Chief Accounting Officer and Vice President.

(1) Includes $290,304, $132,000, $120,000 and $103,200 under the 2010 MIP for Mr. Chisholm, Mr. Reeves, Mr. Neyman and Ms Kokenge, respectively. Mr. Reeves also received project completion bonuses totalling $75,000 and two $101 appreciation bonuses. Mr. Neyman also received a $75,000 bonus related to his employment agreement and two $101 appreciation bonuses. Ms Kokenge also received two $105 appreciation bonuses.

(2) Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2010, related to restricted stock awards made pursuant to our2007 and 2010 Long Term Incentive Plan. These amounts include awards granted during fiscal 2010 and reflect the proportionate amount of compensation for fiscal 2010 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The restricted stock awards are expensed over a vesting period for each respective grant. The grant date fair value of the restricted stock awards granted to Messrs. Chisholm, Reeves and Kokenge on November 10 and Ms. Kokenge on April 6, 2010 as determined pursuant to ASC Topic 718, was $2.17 and $1.53 per share, respectively. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for a description of the ASC Topic 718 valuation.

(3) Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2010, related to stock options granted pursuant to our 2007 Long Term Incentive Plan. These amounts include stock options granted during fiscal 2010 and reflect the proportionate amount of compensation for fiscal 2009 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The grant date fair value of the stock option awards granted to Messrs. Chisholm on November 10, as determined pursuant to ASC Topic 718, was $0.97 per share. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for a description of the ASC Topic 718 valuation.

(4) The following table details “All Other Compensation”:

Name and Principal Position		Company Provided Vehicle ($)	Company Match 401 (k) ($)	Services and Consulting Contracts (a) ($)	Non-employee Director Fees (b) ($)	All Other Compensation ($)
John W. Chisholm –President	2010	-	-	629,000	45,447	674,447
	2009	-	-	174,200	86,550	260,750
Steven A. Reeves – Executive Vice President, Business Development and Special Projects	2010	600	-	-	-	600
	2009	600	2,961	-	-	3,561
	2008	4,613	9,200	-	-	13,813
Jesse E. Neyman – Executive Vice President, Finance and Strategic Planning	2010	-	-	-	-	-
	2009	-	2,154	-	-	2,154
	2008	-	8,081	-	-	8,081
Johnna D. Kokenge – Chief Accounting Officer and Vice President	2010	-	-	-	-	-

(a) Mr. Chisholm received $629,000 in 2010 related to his services contract with the Company.

(b) Mr. Chisholm received, prior to election as President, $45,447 in Board of Directors fees. The fees consisted of $23,847 Board retainer and $21,600 meeting fees.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – 19

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Equity-Related Compensation

The following table discloses the number of restricted stock awards and stock options granted during the fiscal year ended December 31, 2010, to each named executive officer, including the grant date fair value of these awards.

2010 GRANTS OF PLAN BASED AWARDS

Name	Grant Date Equity Based Awards	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#) (1)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
John W. Chisholm	11/10/10	–	–	–	–	–	–	–	300,000	2.17	291,000
	11/10/10	–	–	–	–	–	–	300,000	–	–	651,000
		–	302,400	362,880	–	–	–	–	–	–	–
Steven A. Reeves	11/10/10	–	–	–	–	–	–	150,000	–	–	325,500
		–	137,500	165,000	–	–	–	–	–	–	–
Jesse E. Neyman		–	125,000	150,000	–	–	–	–	–	–	–
Johnna D. Kokenge	4/6/10	–	–	–	–	–	–	23,624	–	–	36,145
	11/10/10	–	–	–	–	–	–	100,000	–	–	217,000
		–	107,500	129,000	–	–	–	–	–	–	–

(1) This column reports the number of shares purchasable upon exercise of stock options granted under the 2010 Long-Term Incentive Plan to Mr. Chisholm on November 10, 2010. The November 10, 2010 stock options vest one-third on December 31, of each year beginning December 31, 2010, assuming the named executive officer is still actively employed by the Company on each vesting date.

(2) This column reports the grant date fair value of each equity award granted in 2010 computed in accordance with ASC Topic 718.

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The following table provides information relating to outstanding equity-based awards held by each named executive officer as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Number of securities underlying unexercised options exercisable (#)(1)		Number of securities underlying unexercised options unexercisable (#)		Equity Incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(3)
John W. Chisholm	332	(4)	–		–	2.30	12/22/2014	–		–	–		–
	20,000	(5)	–		–	9.40	12/21/2015	–		–	–		–
	–		400,000	(6)	–	1.02	12/22/2019	–		–	–		–
	5,850	(6)	1,950	(7)	–	22.37	5/17/2013	800	(8)	4,360	–		–
	2,314	(9)	2,314	(9)	–	22.75	3/27/2014	880	(10)	4,796	–		–
	6,667	(11)	21,001	(11)	–	2.51	2/15/2015	10,758	(12)	58,631	–		–
	100,000	(13)	200,000	(13)	–	2.17	2/15/2016	200,000	(14)	1,090,000	–		–
Steven A. Reeves	11,511	(15)	3,837	(15)	–	13.81	3/12/2013	–		–	–		–
	4,340	(9)	4,340	(9)	–	22.75	3/27/2014	–		–	–		–
	1,724	(16)	6,000	(16)	–	22.75	8/8/2014	–		–	–		–
	20,371	(11)	61,103	(11)	–	2.51	2/15/2015	–		–	1,569	(17)	8,551
	–		–		–	–	–	–		–	1,650	(18)	8,993
	–		–		–	–	–	–		–	1,468	(19)	8,001
	–		–		–	–	–	32,871	(12)	179,147	–		–
	–		–		–	–	–	55,000	(20)	299,750	–		–
	–		–		–	–	–	100,000	(21)	817,500	–		–
Jesse E. Neyman	2,303	(15)	767	(15)	–	13.81	3/12/2013	–		–	–		–
	2,892	(9)	2,892	(9)	–	22.75	3/27/2014	–		–	–		–
	14,815	(11)	44,445	(11)	–	2.51	2/15/2015	–		–	314	(17)	1,711
	37,500	(5)	112,500	(5)	–	2.30	8/10/2015	–		–	1,100	(19)	5,995
	–		–		–	–	–	23,907	(12)	130,293	–		–

Johnna D. Kokenge	–		–		–	–	–	23,624	(22)	128,751	–		–
	–		–		–	–	–	66,666	(14)	363,330	–		–

(1) On December 22, 2005, the Compensation Committee, on behalf of the Board, approved the acceleration of the vesting of all previously unvested stock options granted under the 2003 and 2005 Long Term Incentive Plans.

(2) The dollar value of the unvested shares of restricted stock reported in the preceding column valued at the closing price of Flotek’s Common Stock on December 31, 2010 ($5.45 per share).

(3) The dollar value of the unvested performance shares of restricted stock reported in the preceding column valued at the closing price of Flotek’s Common Stock on December 31, 2010 ($5.45 per share).

(4) These stock options vested in four equal annual installments beginning December 22, 2005. The remaining three installments vested on December 22, 2005 (See (1)).

(5) These stock options will vest in four equal annual installments beginning on August 11, 2009.

(6) These stock options will fully vest on June 30, 2010.

(7) These stock options will vest in four equal installments beginning May 17, 2008.

(8) The total number of unvested shares of restricted stock granted on May 17, 2007. This restricted stock grant vest at 25% on each anniversary date of the grant.

(9) These stock options will vest in four equal annual installments beginning on March 28, 2009.

(10) The total number of unvested shares of restricted stock granted on March 28, 2008 to Mr. Chisholm. The grant of 1,760 vest at 25% on each anniversary date of the grant.

(11) These stock options will vest in four equal installments beginning February 16, 2010.

(12) The total number of unvested shares of restricted stock granted on February 16, 2009. This restricted stock grant vest at 25% on each anniversary date of the grant.

(13) These stock options will vest in three equal installments beginning December 31, 2010.

(14) The total number of unvested shares of restricted stock granted on November 11, 2010. This restricted stock grant vest at 33.3% on December 31 of each year beginning with December 31, 2010.

(15) These stock options vest in four equal annual installments beginning on March 13, 2008.

(16) These stock options will vest in four equal annual installments beginning on August 8, 2009.

(17) The numbers in this column reflect the total number of unvested performance shares, at target level of performance, granted on March 13, 2007. The payout, if any, will occur at one-fourth each anniversary of the date of the grant.

(18) The numbers in this column reflect the total number of unvested performance shares, at target level of performance, granted on August 9, 2008. The payout, if any, will occur at one-fourth each anniversary of the date of the grant.

(19) The numbers in this column reflect the total number of unvested performance shares, at target level of performance, granted on March 28, 2008. The payout, if any, will occur at one-fourth each anniversary of the date of the grant.

(20) The total number of unvested shares of restricted stock granted on February 16, 2009. This restricted stock grant vest at 5,000 shares on the first anniversary date, 5,000 shares on the second anniversary date, 10,000 shares on the third anniversary date, 20,000 shares on the fourth anniversary date and 20,000 shares on the fifth anniversary date beginning with February 16, 2010.

(21) The total number of unvested shares of restricted stock granted on November 11, 2010. This restricted stock grant vest at 25% on May 10 of each year beginning with May 10, 2011.

(22) The total number of unvested shares of restricted stock granted on April 6, 2010. This restricted stock grant vest at 25% on each anniversary date of the grant.

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The following table sets forth certain information regarding the value realized upon the exercise of stock options and upon the vesting of restricted stock awards by each of the named executive officers during the fiscal year ended December 31, 2010.

OPTION EXERCISES AND STOCK VESTED

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
John W. Chisholm	–	–	104,828	552,153
Steven A. Reeves	–	–	15,957	23,138
Jesse E. Neyman	–	–	7,969	11,555
Johnna D. Kokenge	–	–	33,334	181,670

Potential Payments upon Termination of Employment or Change in Control

The following table describes and quantifies the value of the stock options, restricted stock, cash and benefits that will be realized on the occurrence of specified events, assuming that such event had occurred on December 31, 2010 and based on the closing price on our Common Stock on that date ($5.45).

Name	Change in Control ($)	Death or Permanent Disability ($)	Termination Without Cause ($)	Termination for Good Reason ($)
John W. Chisholm
Restricted Stock	1,157,776	1,148,620	1,089,989	1,089,989
Stock Options	3,985,563	3,960,341	1,635,000	1,635,000
Cash	1,310,400	–	806,400	806,400
Cash Value of Benefits	–	–	–	–
TOTAL	6,453,739	5,108,961	3,531,389	3,531,389
Steven A. Reeves
Restricted Stock	1,304,398	1,117,250	1,117,250	1,117,250
Stock Options	486,184	444,088	1,117,250	1,117,250
Cash	–	–	320,833	320,833
Cash Value of Benefits	–	–	8,816	8,816
TOTAL	1,790,582	1,561,338	1,446,899	1,446,899
Jesse E. Neyman
Restricted Stock	136,288	130,293	–	–
Stock Options	1,171,990	1,140,467	817,500	817,500
Cash	–	–	500,000	500,000
Cash Value of Benefits	–	–	26,448	26,448
TOTAL	1,308,278	1,270,760	1,343,948	1,343,948
Johnna D. Kokenge
Restricted Stock	363,330	492,081	363,330	363,330
Stock Options	–	–	–	–
Cash	430,000	–	268,750	268,750
Cash Value of Benefits	–	–	8,816	8,816
TOTAL	793,330	492,081	640,896	640,896

For purposes of awards under our long-term incentive plans, “Change-in-Control” of the Company generally means the first to occur of the following events:

(i)

Any person (subject to certain exceptions)) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)

During any period of one (1) year, individuals who at the beginning of such period constitute the Board (and any new Director whose election by the Corporation’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason to constitute a majority thereof;

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(iii)

(A) The sale or disposition of all or substantially all the Company’s assets, or (B) a merger, consolidation, or reorganization of the Company with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of the Company (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

For purposes of awards under our long-term incentive plans, “Cause” means the termination of an employee for any of the following reasons, as determined by the Compensation Committee:

(i)

An employee willfully fails to substantially perform the employee’s duties (other than any such failure resulting from the employee’s total and permanent disability) after a written demand for substantial performance has been delivered by the Company to the employee that specifically identifies the manner in which the Corporation believes that the employee has not substantially performed the employee’s duties, and the employee fails to remedy such failure within ten (10) calendar days after receiving such notice;

(ii)

An employee is convicted (by trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony;

(iii)

An employee willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy which is materially and demonstrably injurious to the Company and/or a subsidiary after a written demand to cease such misconduct or violation has been delivered by the Company to the employee that specifically identifies the manner in which the Company believes that the employee has violated this Paragraph (iv), and the employee fails to cease such misconduct or violation and remedy any injury suffered by the Company or the subsidiary as a result thereof within thirty (30) calendar days after receiving such notice. However, no act or failure to act, on the employee’s part shall be considered “willful” unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company or the subsidiary; or

(iv)

An employee commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

Director Compensation

Compensation of non-employee directors is determined by the Board based upon recommendations prepared by the Compensation Committee. Effective August 2010, each non-employee director was paid an annual retainer of $24,000 and received $1,800 for each meeting of the board attended and $900 for each committee meeting attended. The Chairman of the Audit Committee is paid an annual retainer of $20,000, the Chairman of the Compensation Committee is paid an annual retainer of $10,000, the Chairman of the Corporate Governance and Nominating Committee is paid annual retainer of $10,000, and the Lead Director is paid an annual retainer of $20,000. All directors are reimbursed for reasonable expenses incurred in connection with their service on our Board.

The Board has determined to increase the annual retainer payable to each non-employee director to $36,000, as of the date of the Meeting..

In 2010, each non-employee director received pursuant to the 2010 Long-Term Incentive Plan the number of shares of restricted stock equal to $50,000 divided by the closing price of the stock of the Company on the date of grant, and options to acquire the same number of shares of stock. It is the intention of the Board to make grants of restricted stock and options to acquire shares of the stock of the Company on the date of the Meeting so that each non-employee director will receive the number of shares of restricted stock equal to $50,000 divided by the closing price of the stock of the Company on that date and options to acquire 1.5 shares of stock for each share of restricted stock so issued.

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The following table details the compensation in 2010 of the non-employee directors. On February 19, 2010, Messrs. Hern, Reiland and Wilson were each granted 15,664 restricted stock awards. On August 23, 2010, Messrs. Hern, McGuire, Reiland and Wilson were each granted 31,847 restricted stock awards and options to purchase 31,847 shares of stock. On October 25, 2010 Mr. Cooper was granted 28,571 restricted stock awards and options to purchase 28,571 shares of stock.

Name	Fees ($)(1)	Restricted Stock Awards ($)(2)(3)	Options ($)(4)	All Other Compensation ($)	Total ($)
L. Melvin Cooper	11,652	49,428	23,714	–	84,794
Kenneth T. Hern	88,331	71,267	22,611	–	182,209
L.V. McGuire	16,426	47,771	22,611	–	86,808
John S. Reiland	97,716	71,267	22,611	–	191,594
Richard O. Wilson	91,101	71,267	22,611	–	184,979
(1) Represents non-employee director’s fees earned or paid in cash in 2010:
	Board Retainer ($)	Committee Chair Retainer ($)	Meeting Fees ($)	Total ($)
L. Melvin Cooper	4,452	-	7,200	11,652
Kenneth T. Hern	25,847	9,384	53,100	88,331
L.V. McGuire	9,226	-	7,200	16,426
John S. Reiland	25,847	18,769	53,100	97,716
Richard O. Wilson	25,847	12,154	53,100	91,101

(2) Represents the amounts recognized for financial reporting purposes in accordance with the ASC Topic 718 for the year ended December 31, 2010, related to restricted stock awards made pursuant to our 2007 Long Term Incentive Plan and 2010 Long Term Incentive Plan. These amounts include awards granted during the 2010 fiscal year and reflect the proportionate amount of compensation for the 2010 fiscal year based on the vesting terms of the awards and the fair value of the awards on the date of grant. The awards granted to Messrs. Hern, Reiland and Wilson on February 19, 2010 are expensed over a four-year period with a grant date fair value, as determined pursuant to ASC Topic 718, of $1.50 per share. The awards granted to Messrs. Hern, McGuire, Reiland and Wilson on August 23, 2010 are expensed over a ten month period with a grant date fair value, as determined pursuant to ASC Topic 718, of $1.50 per share. The award granted Mr. Cooper on October 25, 2010 are expensed over a eight month period with a grant date fair value, as determined pursuant to ASC Topic 718, of $1.73 per share. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a description of the ASC Topic 718 valuation.

(3) Represents the aggregate number of restricted stock awards outstanding at December 31, 2010, and the grant date fair value of such awards.

(4) Represents the amounts recognized for financial reporting purposes in accordance with ASC Topic 718 for the year ended December 31, 2010, related to stock options granted pursuant to our 2007 Long Term Incentive Plan and 2010 Long Term Incentive Plan. These amounts include stock options granted during fiscal 2010 and reflect the proportionate amount of compensation for fiscal 2010 based on the vesting terms of the awards and the fair value of the awards on the date of grant. The grant date fair value of the stock options granted to Messrs. Hern, McGuire, Reiland and Wilson on August 23, 2010, as determined pursuant to ASC Topic 718, was $0.71 per share. The grant date fair value of the stock option granted to Mr. Cooper on October 25, 2010, as determined pursuant to ASC Topic 718, was $0.83 per share. See our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for a description of the ASC Topic 718 valuation.

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PROPOSAL 2 APPROVAL OF AMENDMENT TO 2010 LONG TERM INCENTIVE PLAN

We are asking stockholders to approve an amendment to the Flotek Industries, Inc. 2010 Long-Term Incentive Plan (the “Plan”), the material terms of which Plan are more fully described below, to increase the number of shares of our Common Stock available for the granting of awards thereunder from 4,000,000 to 6,000,000. Our Board of Directors approved this amendment to the Plan on April 12, 2011, subject to the stockholder approval solicited by this Proxy Statement.

The purpose of the Plan is to assist us in attracting, retaining and motivating employees, officers, directors and service providers by rewarding, and providing financial incentives for, individual performance. Additionally, the Plan allows us to offer our employees, officers, directors and service providers the opportunity to acquire and increase their proprietary interest in the Company, thereby more closely aligning their interests with those of our stockholders.

As of April 18, 2011, 1,094,682 shares of Common Stock remain available for future grants of awards under the Plan. Our Board of Directors believes that an increase in the number of shares available for granting awards under the Plan is necessary to attract and hire new employees, to motivate and retain existing employees, and to ensure that a sufficient number of shares are available for equity grants assumed or granted in connection with acquisitions we may undertake. The only aspect of the Plan being changed by the proposed amendment is the number of shares available for issuance. All other provisions of the Plan described herein would remain as already in effect. The summary is qualified in its entirety by reference to the specific provisions of the Plan, as proposed to be amended, the full text of which is set forth as Exhibit A to this proxy statement.

Description of the Plan

Eligibility and Available Awards

The Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, “stock options”), restricted stock, restricted stock units, stock appreciation rights, phantom stock, and other stock or performance based awards (each, an “Award”). All employees, non-employee directors and service providers of the Company or any affiliate (as defined in the Plan) of the Company are eligible to receive grants of Awards under the Plan. However, incentive stock options may be granted only to employees. Further, non-qualified stock options and stock appreciation rights may only be granted to employees, non-employee directors and service providers of the Company or entities in a chain of corporations in which the Company has a controlling interest. The selection of eligible individuals to whom Awards will be granted is within the discretion of the Compensation Committee. It is currently expected that all of our employees will participate in the Plan, along with five non-employee directors who serve on the Company’s Board of Directors.

Administration

The Plan is administered by the Compensation Committee of our Board of Directors, unless the Board of Directors appoints another committee for such purpose. No member of the Compensation Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Compensation Committee, must be ratified by the Board of Directors.

Subject to the provisions of the Plan, the Compensation Committee will (i) select the eligible individuals to whom Awards may be granted; (ii) determine the type, amount, terms, restrictions and conditions of Awards; (iii) determine the time or times at which Awards shall be granted and the number of shares of common stock subject to each Award; (iv) interpret the Plan and all Awards under the Plan; (v) make, amend and rescind such rules as it deems necessary for the proper administration of the Plan; (vi) make all other determinations necessary or advisable for the administration of the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan; (viii) determine the fair market value of shares of common stock; (ix) approve one or more forms of Award agreement; (x) determine whether an Award will be settled in shares of common stock, cash, or in any combination thereof; (xi) accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a participant’s termination of service; and (xii) prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or adopt sub-plans or supplements to, or alternative versions of, the Plan, including with limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, any foreign jurisdiction whose citizens may be granted Awards. Any action taken or determination made by the Compensation Committee or the Board of Directors pursuant to the Plan will be binding on all parties. No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

Our Board of Directors may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, except as specifically permitted under the Plan, in connection with a change of control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or other applicable laws, or to prevent adverse tax consequences to the participants), suspension or termination of the Plan may, without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself. However, no amendment shall be effective prior to its approval by the stockholders, to the extent such approval is required by (i) applicable legal requirements or (ii) the requirements of any securities exchange on which the Company’s stock may be listed.

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Stock Available for Issuance

The maximum number of shares of common stock that may be issued under the Plan is currently 4,000,000 shares, subject to adjustment as provided in the Plan. Upon stockholder approval of the amendment to the Plan, the maximum number of shares of common stock that may be issued under the Plan will be 6,000,000 shares, subject to adjustment as provided in the Plan.

Each share of common stock that is the subject of an Award granted under the Plan may be made available from authorized but unissued shares, treasury stock or shares of common stock acquired in the open market. No fractional shares shall be issued under the Plan. Each share of common stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of common stock remaining available for an Award under the maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of common stock (i) not issued and that cease to be issuable for any reason, including, but not limited to, forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the exercise price of any stock option, (iii) tendered to, or withheld by, us to satisfy tax withholding or other obligations, and/or (iv) repurchased by us, whether with stock option proceeds or otherwise.

Award Limits

The maximum number of shares of common stock that may be issued under the Plan pursuant to an exercise of incentive stock options is currently 4,000,000 shares, and upon stockholder approval of the amendment to the Plan will be 6,000,000 shares. The maximum number of shares of common stock subject to stock options and stock appreciation rights (combined) awarded to any one participant pursuant to the Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of common stock which may be subject to Awards of restricted stock made to any one participant pursuant to the Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of restricted stock units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any participant in any calendar year pursuant to Awards of phantom stock under the Plan shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock. The maximum amount of compensation that may be paid to any participant in any calendar year pursuant to other stock or performance based awards under the Plan, (i) if the compensation under the other stock or performance based awards is denominated under the award agreement only in terms of shares of common stock or a multiple of the fair market value per share of common stock, shall not exceed the fair market value (determined as of the date of vesting) of 1,000,000 shares of common stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements of Section 162(m) of the Code (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the numbers shares of common stock that may be issued and that may be subject to Awards are subject to adjustment, as provided in the Plan.

Adjustments Upon Changes in Capitalization or Reorganization

The type or number of shares authorized under the Plan or subject to an Award under the Plan, and/or the exercise or purchase price applicable to an Award, subject to any required action by our stockholders, will automatically be proportionately adjusted in the event that the outstanding shares are changed into or exchanged for a different kind of shares or other securities by reason of a merger, recapitalization, reclassification, stock split, payment of stock dividend, consolidation of shares or a combination of shares. The Plan does not permit the Compensation Committee to re-price non-qualified stock options or stock appreciation rights without stockholder approval.

Types of Awards

Stock Options

Stock options entitle the holder to purchase a specified number of shares of common stock upon vesting at an exercise price per share specified on the date of grant. The Compensation Committee has the authority to grant stock options, specifying the terms and conditions of each stock option (including the time or times at which and the circumstances under which the stock option is exercisable), subject to the terms of the Plan. The Compensation Committee will also have the authority to determine whether stock options granted to employees will be incentive stock options or non-qualified stock options. Unless otherwise provided in the Award agreement, stock options will vest such that 25% of the original number of shares of common stock granted shall vest on each anniversary of the date of grant until the stock option fully vests or is forfeited or expires.

Except as described below, the exercise price at which shares of common stock may be purchased upon the exercise of a stock option will not be less than 100% of the fair market value of our common stock on the date that the stock option is granted. In the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of us and our affiliates, the exercise price at which shares of common stock may be purchased upon the exercise of such incentive stock option shall be equal to 110% of the fair market value of our common stock on the date of grant. The aggregate fair market value of shares of common stock granted pursuant to options (determined as of the date the option is granted under the Plan (or any other option plan of ours or our affiliates)) that become exercisable with respect to an employee for the first time as incentive stock options during any one calendar year cannot exceed $100,000.

Except in certain grants of incentive stock options (which may not be exercised later than five years after the date of grant), no option may be exercised later than the date which is ten years after the date of grant. To exercise a stock option granted under the Plan, the person entitled to exercise the stock option must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock option is to be exercised, accompanied by full payment for the shares being purchased and any required withholding taxes, unless other arrangements have been made with the Compensation Committee. The payment must be in cash or check or by the Company withholding shares otherwise issuable from the exercise of the stock option.

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Restricted Stock

Restricted stock is common stock that is subject to such restrictions as the Compensation Committee may impose, including forfeiture, transfer and repurchase restrictions, and in no event will the term of any such Award exceed ten years. The Compensation Committee has authority and discretion to determine what restrictions apply to the restricted stock and when and how the restrictions of one Award of restricted stock may differ from those of any other Award of restricted stock.

When granted, restricted stock is registered in the name of the participant and either left on deposit with, or held in trust or escrow by, us until the restrictions lapse. Unless otherwise provided in the Award agreement, holders of restricted stock have all of the rights of a stockholder, including the right to vote and the right to receive dividends or other distributions paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award agreement, in the case of restricted stock with respect to which vesting is conditioned on performance criteria, other than the continuation of the participant’s employment or service for a fixed or specified duration, holders of restricted stock shall not have the right to receive dividends and/or vote with respect to such restricted stock until the restricted stock vests, at which time the sum of all dividends on such restricted stock for the restricted period shall be paid without interest. If, prior to the end of the restricted period, a participant’s employment or service with us is terminated or the participant’s restricted stock is forfeited pursuant to the terms of his or her Award agreement, we will have the right to repurchase the participant’s restricted stock for the lesser of (i) its fair market value on the date of forfeiture or (ii) the amount of cash paid therefor, if any. If for any reason the restrictions imposed by the Compensation Committee are not met at the end of the restricted period, the restricted stock will be forfeited by the participant and reacquired by us.

Stock Appreciation Rights

A stock appreciation right entitles a participant to receive (either in cash, common stock, or a combination thereof), upon exercise of the stock appreciation right, the excess of (i) the fair market value per share of common stock on the date of exercise over (ii) an amount not less than the fair market value per share of common stock on the date of grant. The Compensation Committee may provide that the excess may not exceed a specified amount. The Compensation Committee shall determine, at the date of grant, the time or times at which and the circumstances under which a stock appreciation right may be exercised, and the term of the stock appreciation right, subject to a ten year maximum term.

To exercise a stock appreciation right, the person entitled to exercise the stock appreciation right must provide written notice to us, setting forth the number of shares of common stock with respect to which the stock appreciation right is to be exercised, accompanied by full payment of any required withholding taxes, unless other arrangements have been made with the Compensation Committee.

Restricted Stock Units

An award of a restricted stock unit is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in cash. The right to receive payment of an award of restricted stock units may be conditioned upon continued employment or achievement of performance goals. Restricted stock unit awards may be payable in cash, shares of common stock, or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the amount payable under the award and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

Phantom Stock

An award of phantom stock is a right, subject to satisfaction of terms and conditions as imposed by the Compensation Committee, to receive, upon vesting, a stated or determinable amount denominated in shares of common stock. The right to receive payment of an award of phantom stock may be conditioned upon continued employment or achievement of performance goals. Phantom Stock awards may be payable in cash, shares of common stock or a combination of cash and shares. The Compensation Committee has the authority to determine the periods of restriction, the number of notional shares of common stock to which the phantom stock award pertains and any other terms and conditions consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment of a restricted stock unit award shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the restrictions lapse.

Other Stock or Performance Based Awards

Any other stock or performance based award is an award the value of which is based in whole or in part by reference to, or based on or related to, a share of common stock or cash as determined by the Compensation Committee to be consistent with the purposes of the Plan. Another stock or performance based award may be payable in cash, shares of common stock, or a combination thereof. The Compensation Committee has the authority and discretion to determine the terms and conditions of other stock or performance based awards, including any performance criteria covering such Awards, consistent with the Plan. Except as otherwise may be required under Section 409A of the Code, payment or the settlement of other stock or performance based awards shall be made in a single lump sum upon vesting, but no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs.

Awards intended to comply with the requirements of Section 162(m) of the Code

The Plan authorizes the Compensation Committee to grant any Award and provide that such Award shall be granted to comply with the requirements of Section 162(m) of the Code.

The Compensation Committee shall establish the performance goals for a performance period and the amount and terms, in writing, for each Award that is intended to comply with the requirements of Section 162(m) of the Code. Each performance goal shall consist of and incorporate (i) one or more designated business criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such business criteria for the performance period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the performance goal for the achievement of each specified business criteria, at the prescribed level(s), standard(s), degree(s) or range(s). Performance goals may be based on any one or more business criteria on an absolute or relative basis or as compared to the performance of a published index deemed by the Compensation Committee to be applicable to the Company, including, but not limited to, the Standard & Poor’s 500 Standard Index or a group of comparable companies. Performance goals may differ among participants and Awards. The business criteria are as follows: (i) stock price; (ii) earnings per share; (iii) increase in revenues; (iv) increase in cash flow; (v) cash flow per share; (vi) increase in cash flow return; (vii) return on net assets; (viii) return on assets; (ix) return on investment; (x) return on capital; (xi) return on equity; (xii) economic value added; (xiii) gross margin; (xiv) net income; (xv) pretax earnings; (xvi) pretax earnings before interest; (xvii) pretax earnings before interest, depreciation and amortization; (xviii) pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items; (xix) operating income; (xx) total stockholder return; (xxi) debt reduction; (xxii) successful completion of an acquisition, initial public offering, private placement of equity or debt; or (xxiii) reduction of expenses.

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The Compensation Committee shall have the discretion to reduce the amount payable under such Award (even if it has otherwise vested under the applicable performance goal) for a participant’s negative conduct or other activities or factors as the Compensation Committee may determine, but it shall not have the authority to either increase the amount payable under such Award above the amount which vests under the performance goals or pay or provide compensation in lieu of the portion of Award that does not so vest. After the end of each performance period, the Compensation Committee will determine and certify the amount, if any, of performance awards payable to each participant based upon the achievement of certain established business criteria.

Withholding

We are generally required to withhold tax on the amount of income recognized by a participant with respect to an Award. The Compensation Committee may make such provision for the withholding of taxes as it deems necessary. Withholding requirements may be satisfied by (a) tender of a cash payment to us or (b) withholding of shares of common stock otherwise issuable under an Award.

Amendment of Awards

The Compensation Committee may amend an Award; provided, however, that no amendment of an Award may, without the consent of the participant, adversely affect the participant’s rights with respect to such Award in any material respect.

Term of the Plan

The Plan shall terminate ten years after the date of its initial adoption by the Board of Directors, unless earlier terminated by the Board of Directors. No Award may be granted hereunder after termination of the Plan.

Change of Control

Unless otherwise provided in an Award, upon the occurrence of a change in control (defined generally as certain reorganizations, mergers, consolidations, sales of all or substantially all of our assets or liquidations), the Board of Directors may, but is not required to, (i) accelerate vesting and the time at which all stock options and stock appreciation rights then outstanding may be exercised; (ii) waive, alter and/or amend the performance criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and any applicable restricted period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the change of control or such other date as may be determined by the Board of Directors; (iii) cause the acquirer to assume the Plan and the Awards or exchange the Awards for the acquirer’s stock; (iv) terminate the Plan; or (v) terminate and cancel all outstanding unvested or unexercised Awards as of the date of the change of control on such terms and conditions as it deems appropriate.

The Board of Directors will, in connection with a change of control, have the right to require all participants to transfer and deliver to us all Awards previously granted to the participants in exchange for an amount equal to the cash value of the Awards. The cash value of an Award will equal the sum of (i) the cash value of all benefits to which the participant would be entitled upon settlement or exercise of any Award, which is not a stock option or restricted stock, and (ii) in the case of a stock option or restricted stock, the excess of the market value per share over the option price, or the market value per share of restricted stock, as applicable, multiplied by the number of shares as to which such Award is vested.

Termination, Death and Disability

Except as otherwise provided in an Award agreement, upon a participant’s termination for cause (as defined in the Plan), all unvested Awards and all unexercised stock options and stock appreciation rights shall terminate and be immediately forfeited. Unless otherwise provided in an Award agreement, upon a participant’s termination for any reason other than for cause, any unvested Award outstanding at the time of termination shall terminate and be immediately forfeited. The Board of Directors or Compensation Committee may provide for the continuation of any Award, except if such continuation would cause certain adverse tax consequences.

Summary of Certain Federal Income Tax Considerations

The following summary is based on applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Plan, nor does it cover state, local or foreign taxes.

Status of Stock Options

Stock options granted under the Plan may be either incentive stock options or non-qualified stock options. Under certain circumstances, an incentive stock option may be treated as a non-qualified stock option. The tax consequences, both to the option holder and to us, differ depending on whether a stock option is an incentive stock option or a non-qualified stock option.

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Non-qualified Options

No federal income tax is imposed on the option holder upon the grant of a non-qualified stock option. If the shares of common stock received by an option holder upon the exercise of a non-qualified stock option are not subject to certain restrictions in the hands of the option holder, then the option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock.

Incentive Stock Options

No federal income tax is imposed on the option holder upon the grant of an incentive stock option. The option holder will recognize no income for federal income tax purposes upon exercise of an incentive stock option, if the option holder (i) does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within two years from the date the option was granted or within one year after the shares of common stock were transferred to the option holder (the “Holding Period”), and (ii) is an employee of either (a) the company granting the option, (b) the parent company or a subsidiary of such corporation, or (c) a corporation which has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or twelve months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the Holding Period, any difference between the exercise price paid for such common stock and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. We would not be entitled to any deduction in connection with the grant or exercise of the incentive stock option or the disposition of the shares of common stock so acquired.

If, however, an option holder disposes of shares of common stock received upon exercise of an incentive stock option before expiration of the Holding Period (a “Disqualifying Disposition”), the option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code, as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the option holder. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as a long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the option holder will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

Alternative Minimum Tax

Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the option holder’s taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Restricted Stock

Generally, the grant of restricted stock will not be a taxable event to the participant, and we will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed when the stock vests (equal to the difference between the fair market value of the stock on the vesting date and the consideration paid, if any, for the shares), and we will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the restricted stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize income on the restricted stock at the time of the grant equal to the difference between the fair market value of the stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, we receive a corresponding deduction at the time of the grant, and no tax is recognized by the participant, nor is any deduction received by us, upon vesting of the shares.

When the participant sells the shares, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). We do not receive a deduction at that time. If the participant sells the shares and the amount realized is less than the amount paid, if any, for the shares, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Stock Appreciation Rights

Upon receipt of shares of common stock pursuant to the exercise of a stock appreciation right, the fair market value of the shares received is recognized as income for federal income tax purposes at the time the shares are received. If a participant receives cash upon the exercise of a stock appreciation right, the excess of the fair market value of the shares of common stock exercised over the fair market value of the corresponding shares of common stock on the date of grant is recognized as income for federal income tax purposes on the date of payment. Subject to Section 162(m) of the Code, described below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction at the same time and in the same amount as the income recognized by the participant.

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Restricted Stock Units

In general, a participant who receives a restricted stock unit award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to the amount denominated in cash upon vesting will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

Phantom Stock

In general, a participant who receives a phantom stock award will not be taxed on receipt of the Award; instead, the amount paid to the participant (whether in cash, shares, or a combination thereof) equal to the fair market value of a share of common stock multiplied by the specified number of notional shares of common stock that have vested will be taxable as ordinary compensation income to the participant. Subject to the application of Section 162(m) of the Code, as discussed below, and assuming we satisfy the federal income tax reporting and other deductibility requirements with respect to such compensation, we will be entitled to a deduction for an amount corresponding to the compensation income recognized by the participant.

Other Tax Considerations

In the event of a change of control of the Company, certain payments in the nature of compensation to certain individuals, if contingent on the change in control, could be nondeductible to us and subject to an additional 20% tax to the recipient. Awards under the Plan that are made or that vest or become payable in connection with a change in control may be required to be taken into account in determining whether these penalties apply.

Section 162(m) of the Code places a $1,000,000 cap on the deductible compensation that may be paid to certain executives of publicly traded corporations. Amounts that qualify as “performance based compensation” under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1,000,000 limit.

Generally, stock options and stock appreciation rights granted with an exercise or grant price at least equal to the fair market value of the stock on the date of grant will qualify as performance based compensation. Other Awards may or may not so qualify, depending on their terms.

Section 409A of the Internal Revenue Code

Some Awards granted under the Plan may be considered non-qualified deferred compensation that is subject to special rules and additional tax under Section 409A of the Code. The Compensation Committee will generally design and administer such Awards to comply with the rules of Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code. However, there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any participant.

Inapplicability of ERISA

Based on current law and published interpretations, we do not believe that the Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

Plan Benefits

Information cannot be provided with respect to the number of Awards that will be received by any individual employee or group of employees pursuant to the Plan, since the grant of such Awards is within the discretion of the Compensation Committee. All other future grants under the Plan are within the discretion of our Board of Directors or the Compensation Committee and, as such, the benefits of such grants are not currently determinable.

The total amount of incentive compensation that was awarded during the 2010 fiscal year under the Plan to each of the groups specified below is as follows: (a) each of the named executive officers received stock options and/or shares of time-vesting restricted stock under the Plan as reported in the Summary Compensation Table (the Company does not have any executive officers who are not named executive officers); (b) all current non-employee directors as a group received grants totaling 155,959 shares of time-vesting restricted stock under the Plan and options to purchase 155,959 shares of common stock at exercise prices ranging from $1.57 to $1.75 per share; (c) all employees including all current officers who are not executive officers received grants totaling 50,000 shares of time-vesting restricted stock under the Plan and options to purchase 148,400 shares of common stock at exercise prices ranging from $1.38 to $4.09 per share; (d) no nominee for director received any compensation under the Plan, other than incumbent directors described above; (e) no associate of any such directors, executive officers or nominees received any compensation under the Plan; and (f) no other person received a total of five percent of securities granted under the Plan. No other incentive compensation was awarded under the Plan during the 2010 fiscal year. The total amount of incentive compensation that was awarded during the 2010 fiscal year to these groups of individuals under the Plan would not have changed had the amendment increasing the number of shares available for issuance under the Plan been already approved prior to the beginning of the 2010 fiscal year.

The affirmative vote of at least a majority of the shares of Common Stock represented at the Meeting is required to approve the amendment to the Flotek Industries, Inc. 2010 Long-Term Incentive Plan.

The Board of Directors has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote “FOR” the approval of, the amendment to the Flotek Industries, Inc. 2010 long-term incentive plan, which is designated as Proposal no. 2 on the enclosed Proxy.

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PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Hein & Associates LLP (“Hein”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2011. Hein acted as our independent registered public accounting firm in 2010. A representative of Hein is expected to attend the 2011 Annual Meeting. Such representative will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. The Board recommends that the stockholders ratify the selection of Hein as our independent registered public accounting firm.

In July 2010, we changed our independent registered public accounting firm from UHY to Hein for the year ending December 31, 2010. During the year ended December 31, 2009 and until their engagement in July 2010, neither we nor anyone acting on our behalf consulted Hein with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Audit Fees

The Company’s independent registered public accounting firm billed the Company and its subsidiaries fees as set forth in the table below for (i) the audits of the Company’s 2009 and 2010 annual financial statements, reviews of quarterly financial statements, and review of other documents filed with the Securities and Exchange Commission, (ii) assurance and other services reasonably related to the audit or review of the Company’s financial statements, including due diligence services and (iii) services related to tax compliance. There were no other fees billed by such independent registered public accounting firms during such years.

	Audit Fees ($)	Audit-Related Fees ($)	Non-Audit Fees ($)	Tax Fees ($)
Fiscal Year 2009 (UHY)	1,300,000	100,000	–	400,000
Fiscal Year 2010 (Hein & Associates LLP)(a)	700,000	100,000		400,000
(a) Fiscal year 2010 includes fees of UHY and Hein & Associates LLP. Fees related to Hein & Associates were approximately $600,000 of Audit Fees, $0 of Audit-Related Fees and $0 for Tax Fees.

The Audit Committee of the Board has adopted policies regarding the pre-approval of auditor services. All additional services must be pre-approved on a case-by-case basis. All of the services provided by UHY during fiscal year 2009 and 2010 and by Hein in 2010 were approved by the Audit Committee.

The Board of Directors recommends that you vote “FOR” Proposal no. 3 to ratify the selection of Hein & Associates LLP as our independent registered public accounting firm for the year ending December 31, 2011.

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OTHER MATTERS

The Board is not aware of any other matters that may come before the Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Meeting.

ANNUAL REPORT

An Annual Report to Stockholders for the fiscal year of the Company ended December 31, 2010 is enclosed herewith. This report does not form any part of the material for solicitation of proxies.

FUTURE STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS

Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC and the Company’s bylaws.

In order for a stockholder nomination or proposal to be properly brought before next year’s annual meeting, written notice of the proposal that complies with the Company’s bylaws must be received by the Company’s secretary (at the address below) not more than 150 days and not less than 90 days prior to the meeting, which is expected to be held in May 2012.

In addition to the foregoing, should a stockholder wish to have a proposal appear in the Company’s proxy statement and form of proxy for next year’s annual meeting of stockholders, under regulations of the SEC, such proposal must be received by the Company’s secretary at 2930 W. Sam Houston Pkwy N. Suite 300, Houston, Texas 77043 on or before December 19, 2011.

Stockholders and interested parties who wish to communicate with the Board, or with any individual director, may do so by (1) calling Lighthouse Services Inc., a third party call center, at (800) 785-1003 or (2) correspondence addressed to the Board, or to an individual director, at the principal executive offices of the Company. All communications received from stockholders are sent directly to Board members.

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EXHIBIT A

FLOTEK INDUSTRIES, INC. 2010 LONG-TERM INCENTIVE PLAN

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Table of Contents

Article I	Introduction
1.1 Purpose
1.2 Definitions
1.3 Shares Subject to the Plan
1.4 Administration of the Plan
1.5 Granting of Awards to Participants
1.6 Term of Plan
1.7 Amendment and Discontinuance of the Plan
Article II	Non-Qualified Options
2.1 Eligibility
2.2 Exercise Price
2.3 Award Agreement
2.4 Terms and Conditions of Non-Qualified Options
2.5 Option Repricing
2.6 Exercisability and Vesting
Article III	Incentive Stock Options
3.1 Eligibility
3.2 Exercise Price
3.3 Dollar Limitation
3.4 10% Stockholder
3.5 Incentive Stock Options Not Transferable
3.6 Compliance with Section 422 of the Code
3.7 Limitations on Exercise
3.8 Notification of Disqualifying Disposition
Article IV	Stock Appreciation Rights
4.1 Eligibility
4.2 Grant Price
4.3 Terms
4.4 Payment of Stock Appreciation Rights
4.5 Repricing
Article V	Phantom stock
5.1 Eligibility and Awards
5.2 Terms
5.3 Lapse of Restrictions/Payment
5.4 Performance Goals
Article VI	Restricted Stock
6.1 Eligibility
6.2 Terms
6.3 Restrictions, Restricted Period and Vesting
6.4 Delivery of Shares of Common Stock
6.5 Performance Goals

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Article VII	Restricted Stock Units
7.1 Eligibility and Awards
7.2 Terms
7.3 Payment/Settlement of Restricted Stock Units
7.4 Performance Goals
Article VIII	Other Stock or Performance-Based Awards
Article IX	Performance-Based Compensation
9.1 Awards of Performance-Based Compensation
9.2 Performance Goals
Article X	Certain Provisions Applicable to all Awards
10.1 General
10.2 Stand-Alone, Additional, Tandem and Substitute Awards
10.3 Term of Awards
10.4 Securities Requirements
10.5 Transferability
10.6 No Rights as a Stockholder
10.7 Listing and Registration of Shares of Common Stock
10.8 Termination
10.9 Change of Control
10.10 Payment or Settlement of Awards
10.11 Lock-Up Agreement
10.12 Stockholder Agreements/Investment Representations
10.13 Exemptions from Section 16(b) Liability
Article XI	Withholding for Taxes
Article XII	Miscellaneous
12.1 No Rights to Awards or Uniformity Among Awards
12.2 Conflicts with Plan
12.3 Rights as Employee, Service Provider or Director
12.4 Governing Law
12.5 Gender, Tense and Headings
12.6 Severability
12.7 Other Laws
12.8 Unfunded Obligations
12.9 No Guarantee of Tax Consequences
12.10 Stockholder Agreements
12.11 Specified Employee under Section 409A of the Code
12.12 No Additional Deferral Features
12.13 Compliance with Section 409A of the Code

[End of Table of Contents]

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Flotek Industries, Inc.

2010 Long-Term Incentive Plan

ARTICLE I  Introduction

1.1 Purpose

The Flotek Industries, Inc. 2010 Long-Term Incentive Plan is intended to promote the interests of Flotek Industries, Inc., a Delaware corporation, and its stockholders by encouraging Employees, Service Providers and Non-Employee Directors of the Company or its Affiliates (as defined below) to acquire or increase their equity interests in the Company, thereby giving them an added incentive to work toward the continued growth and success of the Company. The Board also contemplates that through the Plan, the Company and its Affiliates will be better able to compete for the services of the individuals needed for the continued growth and success of the Company. The Plan provides for payment of various forms of incentive compensation, and accordingly, is not intended to be a plan that is subject to ERISA, and shall be administered accordingly.

1.2 Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means (i) any entity in which the Company, directly or indirectly, owns 50% or more of the combined voting power, as determined by the Committee and (ii) any trades or businesses, whether or not incorporated, which are members of a controlled group or are under common control (as defined in Sections 414(b) or (c) of the Code) with the Company; provided, however, that with respect to Incentive Stock Options, the term “Affiliate” shall mean only a “parent corporation” of the Company or a “subsidiary corporation” of the Company or of any such parent corporation (as such terms are defined in Sections 424(e) and (f) of the Code and determined in accordance with Section 421 of the Code); and provided further, that with respect to grants of Non-Qualified Options or Stock Appreciation Rights, the term “Affiliate” shall mean only a corporation or other entity in a chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. §1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

“Award Agreement” means the written agreement pursuant to the Plan between the Company and a Participant evidencing the grant of an Award and the terms and conditions thereof.

“Awards” means, collectively, Options, Stock Appreciation Rights, Phantom Stock, Restricted Stock, Restricted Stock Unit Awards, and Other Stock or Performance-Based Awards.

“Board” means the Board of Directors of the Company; provided, however, that to the extent necessary with respect to any Award intended to comply with and result in Performance-Based Compensation, the term “Board” shall mean the Committee.

“Business Criteria” means those criteria set forth in Section 9.2(b) as the standards for measurement of the performance of the Company in connection with Performance Goals.

“Cash Value” of an Award means the sum of (i) in the case of any Award which is not an Option or an Award of Restricted Stock, the value of all benefits to which the Participant would be entitled as if the Award were vested and settled or exercised and (ii) (A) in the case of any Award that is an Option, the excess of the Market Value Per Share over the Exercise Price or (B) in the case of an Award of Restricted Stock, the Market Value Per Share of Restricted Stock, multiplied by the number of shares subject to such Award, all as determined by the Board as of the date of the Change of Control or such other date as may be determined by the Board.

“Cause”, unless otherwise defined in the applicable Award Agreement, means, with respect to the termination of a Participant: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Affiliates; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, Non-Employee Director or Service Provider, or performance significantly below the level required or expected of the Participant, as determined by the Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Affiliates; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Affiliates, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (v) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Affiliates. The Committee shall determine whether Cause exists and whether a termination is or was for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Committee’s determinations are conclusive and binding on all persons for all purposes of the Plan.

“Change of Control” shall be deemed to have occurred upon any of the following events:

(a)

any “person” or “persons” (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Sections 13(d) and 14(d) of the Exchange Act) other than and excluding (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any Affiliate of the Company, (iv) an entity owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company or (v) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the shares of voting stock of the Company then outstanding;

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(b)

the consummation of any merger, organization, business combination or consolidation of the Company or one of its subsidiaries with or into any other entity, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(c)

the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto and their respective Affiliates hold securities immediately thereafter which represent more than 50% of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(d)

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(e)

the Incumbent Board ceases for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election by the Board was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Change of Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change of Control” herein shall mean, but only with respect to the income so affected, a transaction, circumstance or event that constitutes a “Change of Control” (as defined above) and that also constitutes a “change in control event” within the meaning of Treas. Reg. §1.409A–3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and administrative guidance thereunder.

“Committee” means the Compensation Committee of the Board; provided however, if the Compensation Committee is not comprised of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act), then the Board shall appoint a committee (which shall constitute the “Committee”) of two or more members of the Board, each of whom qualifies as both an “outside director” (within the meaning of Section 162(m)(4)(C)(i) of the Code) and a “non-employee director” (within the meaning of Rule 16b-3 under the Exchange Act).

“Common Stock” means the common stock, par value $.0001 per share, of the Company.

“Company” means Flotek Industries, Inc., a Delaware corporation, or any successor thereto which assumes and continues the Plan.

“Covered Employee” means the Chief Executive Officer of the Company and each of the three highest paid officers of the Company other than the Chief Executive Officer or the Chief Financial Officer as described in Section 162(m)(3) of the Code, as well as any other person who is, or who is designated by the Committee at the time of grant of an Award as likely to be, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

“Disability” means the condition of being unable to perform the Employee’s or Non-Employee Director’s material services for the Company for a period of 90 consecutive days or a total of 180 days, during any 365-day period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician reasonably satisfactory to both the Participant (or his guardian) and the Company, provided that if the Employee or Non-Employee Director (or his guardian) and the Company do not agree on a physician, the Employee or Non-Employee Director (or his guardian) and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Eligibility for disability benefits under any policy for long-term disability benefits provided to the Participant by the Company shall conclusively establish the Participant’s Disability. Notwithstanding the foregoing, (i) with respect to any item of income under an Award to which the foregoing definition would apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under that Award, but where such tax would not apply or be imposed if the meaning of the term “Disability” included and met the requirements of a “disability” within the meaning of Treas. Reg. §1.409A-3(i)(4), then the term “Disability” shall mean, but only with respect to the income so affected, (a) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months or (b) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three months under the Company’s accident and health plan; and (ii) with respect to an Incentive Stock Option, “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, determined in accordance with Sections 22(e)(3) and 422(c)(6) of the Code.

“Disabled” means being in a condition or state that constitutes Disability.

“Disqualifying Disposition” means, with respect to shares of Common Stock acquired by the exercise of an Incentive Stock Option, a “disqualifying disposition” within the meaning of Section 422 of the Code.

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“Effective Date” means, with respect to the Plan, the date that the Plan is adopted by the Board, but only if the Plan as so adopted is approved by the stockholders of the Company not more than one year after the date of such adoption. The Effective Date, as so defined, is June 17, 2010.

“Employee” means any employee of the Company or an Affiliate, including any such employee who is an officer or director of the Company or of an Affiliate.

“Employment” includes any period in which a Participant is an Employee of the Company or an Affiliate.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the purchase price of shares (or, of each share, as the context requires) of Common Stock under an Option, as specified in the applicable Award Agreement. The Exercise Price under an Option shall be not less than the FMV Per Share on the date of grant (or not less than 110 percent of such FMV Per Share, if so required under Section 3.4.

“Fair Market Value” and “FMV Per Share” mean, with respect to shares of Common Stock, the average of the closing prices of the Common Stock on all national securities exchanges on which such shares are trading for the date of the determination, or if there are no sales of shares of Common Stock on such exchanges on such date, for the most recent preceding day as of which sales of shares of Common Stock have occurred on such exchanges. If shares of the Common Stock are not listed or admitted to trading on any exchange as of the determination date, the Board shall, in good faith, determine the fair market value of such shares using a reasonable application of any reasonable valuation method selected by the Board in its discretion.

“Forfeit” (and variations thereof, whether or not capitalized) means to lose a Participant’s rights under an Award prior to its vesting (or, in the case of an Option or a Stock Appreciation Right, prior to its exercise, even if such Option or Stock Appreciation Right has vested) as a result of cancellation, revocation, lapse or expiration of the Award in accordance with the Plan and the terms of the Award Agreement; and “forfeiture” means the loss of the rights that are so forfeited.

“Grant Price” means the value (which value shall be not less than the FMV Per Share on the date of grant) assigned to a Stock Appreciation Right under the applicable Award Agreement and used in the determination of the Spread for such Stock Appreciation Right.

“Incentive Stock Option” means any option that satisfies the requirements of Section 422 of the Code and is granted pursuant to ARTICLE III of the Plan.

“Incumbent Board” means individuals who, as of the Effective Date, constitute the Board.

“Market Value Per Share” means the higher of the FMV Per Share and the price per share of Common Stock, if any, payable pursuant to the Change of Control. “Market Value Per Share” shall apply only if Cash Value is to be determined and paid pursuant to Section 10.9.

“Non-Employee Director” means a person who is a member of the Board but who is neither an Employee nor a Service Provider of the Company or any Affiliate.

“Non-Qualified Option” means an Option not intended to satisfy the requirements of Section 422 of the Code and which is granted pursuant to ARTICLE II of the Plan.

“Option” means an option to acquire Common Stock granted pursuant to the provisions of the Plan, and refers to either an Incentive Stock Option or a Non-Qualified Option, or both, as applicable.

“Option Expiration Date” means the date determined by the Committee and set forth in the Award Agreement relating to an Option, as the latest date on which that Option may be exercised under any circumstance, which shall not be more than ten (10) years (or, in the case of certain Incentive Stock Options, five (5) years, as provided in Section 3.4) after the date of grant of an Option.

“Optionee” means a Participant who holds an Option that has not terminated by forfeiture, expiration or otherwise, and the guardian of the Participant or the estate of a deceased Participant to the extent exercise thereby is permitted under the Plan.

“Other Stock or Performance-Based Award” means an Award granted pursuant to ARTICLE VIII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash or shares of Common Stock or both.

“Participant” means an eligible Non-Employee Director, Employee or Service Provider who has been granted and holds an Award that has neither been forfeited nor settled in connection with its vesting or exercise, as applicable.

“Pay”, “paid”, “payment”, “payable”, and variations thereof, and “settle”, “settled”, “settlement” and variations thereof, shall, unless the context clearly indicates otherwise, mean the settlement and satisfaction of an Award, in whole or in part, whether by the payment of cash, the delivery of shares of Common Stock, or any combination of the foregoing by the Company.

“Performance-Based Compensation” means “performance-based compensation” within the meaning of Section 162(m) of the Code.

“Performance Criteria” means the conditions and requirements specified in the Award Agreement and in accordance with the Plan relating to a given Award, which may constitute a “substantial risk of forfeiture” within the meaning of Sections 83 and/or 409A of the Code, as applicable, and which shall require:

(i)

the future performance of substantial services by the Participant to the Company or its Affiliates, and/or

(ii)

the occurrence or attainment of one or more conditions that are related to the purpose of the Award and the compensation that may be earned thereunder,

the timely attainment or fulfillment of which shall constitute a precondition for vesting of the Award.

“Performance Goal(s)” means Performance Criteria based on Business Criteria and established and determined in accordance with ARTICLE IX.

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“Performance Period” means a period of not less than twelve (12) months and not more than sixty (60) months with respect to which the Committee may establish Performance Goals.

“Phantom Stock” means an Award granted pursuant to ARTICLE V that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in shares of Common Stock.

“Phantom Stock Award” means an Award of Phantom Stock, granted pursuant to ARTICLE V.

“Plan” means the Flotek Industries, Inc. 2010 Long-Term Incentive Plan.

“Restricted Period” means the period during which an Award is subject to forfeiture and/or is not exercisable.

“Restricted Stock” means one or more shares of Common Stock granted under ARTICLE VI of the Plan that are not vested and remain subject to forfeiture.

“Restricted Stock Unit” means an Award granted pursuant to ARTICLE VII that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting a stated or determinable amount denominated in cash.

“Restricted Stock Unit Award” means an Award of Restricted Stock Units, granted pursuant to ARTICLE VII.

“Service Provider” means any individual, other than a Non-Employee Director or an Employee, who renders services to the Company or an Affiliate, whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

“Securities Act” means the Securities Act of 1933, as amended.

“Spread” means, in the case of a Stock Appreciation Right, the excess of (i) the FMV Per Share on the date of exercise of the Stock Appreciation Right over (ii) an amount not less than the Grant Price of the Stock Appreciation Right.

“Stock Appreciation Rights” means an Award granted pursuant to ARTICLE IV that provides a Participant the right, subject to the satisfaction of the Performance Criteria and other terms and conditions as set forth in the applicable Award Agreement, to receive upon vesting an amount equal to the Spread.

“Taxable year” unless otherwise indicated, means the taxable year of the Company.

“Termination” (whether or not capitalized) means the end of the Participant’s Employment, status as a member of the Board, or engagement or relationship as a Service Provider, as the case may be, which is intended and reasonably anticipated by the Company to result in the permanent cessation of services by the Participant to the Company and its Affiliates in such capacity. Further, in the case of any item of income under an Award to which the foregoing definition would otherwise apply with the effect that the income tax under Section 409A of the Code would apply or be imposed on income under an Award, but where such tax would not apply or be imposed if the meaning of the term “termination” included and met the requirements of a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), then the term “termination” herein shall mean, but only with respect to the income so affected, an event, circumstance or condition that constitutes both a “termination” as defined in the preceding sentence and a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h). In the case of an Incentive Stock Option, “termination” shall mean the cessation of the requisite employment relationship determined in accordance with Section 421 of the Code.

“Vest,” “vesting” and variations thereof (whether or not capitalized), means (i) with respect to an Award other than an Option, the lapsing or elimination of the Participant’s risk of forfeiture with respect to such Award, and (ii) with respect to an Option, such Option becoming exercisable, in each such case by reason of the timely satisfaction, as determined by the Committee (or, if otherwise provided in this Plan, by the Board), of the Performance Criteria for such Award.

1.3 Shares Subject to the Plan

(a) Authorized Shares

The maximum number of shares of Common Stock that may be issued under the Plan shall be 6,000,000 shares. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options is 6,000,000 shares. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c). The shares of Common Stock to be delivered under the Plan shall be fully paid and nonassessable and may be made available from authorized but unissued shares of Common Stock, treasury stock or shares of Common Stock acquired in the open market. No fractional shares shall be issued under the Plan. Payment for any fractional shares that would otherwise be issuable hereunder in the absence of the immediately preceding sentence shall be made in cash. Each share of Common Stock that is the subject of an Award, including each share underlying an Award that is measured by shares but that is intended to be settled in cash, shall be charged against the foregoing maximum share limitations at the time the Award is granted and may not again be made subject to Awards under the Plan pursuant to such limitations. Without limiting the generality of the foregoing, the number of shares of Common Stock remaining available for Award under the foregoing maximum share limitations, as reduced for charges in respect of Awards made from time to time, shall not be increased (nor shall prior charges be reversed) for, among other things, shares of Common Stock (i) not issued and that cease to be issuable for any reason, including but not limited to forfeiture, revocation, cancelation or amendment of an Award or the settlement of an Award, in whole or in part, by the payment of cash, (ii) tendered in payment of the Exercise Price of any Option, (iii) tendered to or withheld by the Company to satisfy tax withholding or other obligations, and/or (iv) repurchased by the Company, whether with Option proceeds or otherwise.

(b) Certain Limitations on Awards

The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights (combined) awarded to any one Participant pursuant to this Plan in any calendar year shall not exceed 1,000,000 shares. The maximum number of shares of Common Stock which may be subject to Awards of Restricted Stock made to any one Participant pursuant to this Plan in any calendar year shall be 500,000 shares. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Restricted Stock Units shall not exceed $2,000,000. The maximum amount of compensation which may be paid to any Participant in any calendar year pursuant to Awards of Phantom Stock under this Plan shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock. The maximum amount of compensation that may be paid to any Participant in any calendar year pursuant to Other Stock or Performance-Based Awards under this Plan, (i) if the compensation under the Other Stock or Performance-Based Awards is denominated under the Award Agreement only in terms of shares of Common Stock or a multiple of the FMV Per Share of Common Stock, shall not exceed the Fair Market Value (determined as of the date of vesting) of 1,000,000 shares of Common Stock; or (ii) in all other cases, shall not exceed $2,000,000. The maximum amount of compensation any Participant can be paid in any calendar year pursuant to Awards that are intended to comply with the requirements for Performance-Based Compensation (and are designated as such) shall not exceed $2,000,000. The foregoing limitations on the number of shares of Common Stock that may be issued and that may be subject to Awards are subject to adjustment as provided in Section 1.3(c).

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-4

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(c) Share Adjustments

Notwithstanding the above, in the event that at any time after the Effective Date the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under the Plan shall be ratably adjusted by the Board. Upon the occurrence of any of the events described in the immediately preceding sentence, in order to preserve the fair value of Awards subject to the Plan, the Board shall adjust any or all of the following so that the fair value of the Award immediately after the event is equal to the fair value of the Award immediately prior to the event: (a) the remaining number of authorized shares of Common Stock with respect to which Awards may be granted, (b) the number of shares of Common Stock subject to each and all outstanding Awards, (c) the Exercise Price, Grant Price or other similar value with respect to an Award, (d) the Performance Goals applicable to any outstanding Awards intended to qualify as Performance-Based Compensation (subject to such limitations as appropriate under Section 162(m) of the Code), and (e) any other terms of an Award that are affected by the event. Any adjustments to an outstanding Option or Stock Appreciation Right shall be made (i) without change in the total Exercise Price applicable to the Option or Grant Price applicable to the Stock Appreciation Right or any unexercised portion of the Option or Stock Appreciation Right (except for any change in such aggregate price resulting from rounding-off of share quantities or prices) and (ii) with any necessary corresponding adjustment in Exercise Price and/or Grant Price per share. Notwithstanding the foregoing, all such adjustments, if any, shall be made in a manner consistent with the requirements of Section 409A of the Code in the case of an Award to which Section 409A of the Code is applicable or would be so as a result of or in connection with any actual or proposed adjustment(s), in a manner consistent with the requirements of Section 424(a) of the Code in the case of Incentive Stock Options, and in a manner consistent with Section 162(m) of the Code in the case of any Award held by a Covered Employee and intended to constitute Performance-Based Compensation. The Board’s determinations shall be final, binding and conclusive with respect to the Company and all other interested persons.

1.4 Administration of the Plan

The Plan shall be administered by the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)

to interpret the Plan and all Awards under the Plan;

(b)

to make, amend and rescind such rules as it deems necessary for the proper administration of the Plan;

(c)

to make all other determinations necessary or advisable for the administration of the Plan;

(d)

to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award under the Plan in the manner and to the extent that the Committee deems desirable to effectuate the Plan;

(e)

to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Common Stock to be subject to each Award;

(f)

to determine the type of Award granted and to designate Options as Incentive Stock Options or Non-Qualified Options;

(g)

to determine the Fair Market Value of shares of Common Stock or other property;

(h)

to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the Exercise Price or purchase price of shares of Common Stock purchased pursuant to any Award, (ii) the method of payment for shares of Common Stock purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding of shares of Common Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Business Criteria and Performance Goals applicable to any Award intended to qualify as Performance-Based Compensation and the extent to which such Performance Goals have been achieved, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(i)

to determine whether an Award will be settled in shares of Common Stock, cash, or in any combination thereof;

(j)

to approve one or more forms of Award Agreement;

(k)

to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(l)

to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares of Common Stock acquired pursuant thereto, including with respect to the period following a Participant’s termination; and

(m)

to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards.

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Any action taken or determination made by the Committee (or, where applicable, the Board) pursuant to this and the other sections of the Plan shall be final, binding and conclusive on all affected persons, including, without limitation, the Company, any Affiliate, any Participant, holder or beneficiary of an Award, any stockholder and any Employee, Service Provider or Non-Employee Director. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder, and the members of the Board and the Committee shall be entitled to indemnification to the fullest extent permitted by law and reimbursement by the Company and its Affiliates in respect of any claim, loss, damage or expense (including legal fees) arising from or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties.

1.5 Granting of Awards to Participants

The Committee shall have the authority to grant, prior to the expiration date of the Plan, Awards to such Employees, Service Providers and Non-Employee Directors as may be selected by it, subject to the terms and conditions set forth in the Plan. In selecting the persons to receive Awards, including the type and size of the Award, the Committee may consider the contribution the recipient has made and/or may make to the growth of the Company or its Affiliates and any other factors that it may deem relevant. No member of the Committee shall vote or act upon any matter relating solely to himself. Grants of Awards to members of the Committee must be ratified by the Board. In no event shall any Employee, Service Provider or Non-Employee Director, nor his, her or its legal representatives, heirs, legatees, distributees or successors have any right to participate in the Plan, except to such extent, if any, as permitted under the Plan and as the Board or the Committee may determine.

1.6 Term of Plan

The Plan shall become effective on the Effective Date. No Award made before the Effective Date shall be binding or given any effect. If not sooner terminated under the provisions of Section 1.7, the Plan shall terminate upon, and no further Awards shall be made, after the tenth (10th) anniversary of the Effective Date.

1.7 Amendment and Discontinuance of the Plan

The Board may amend, suspend or terminate the Plan at any time without prior notice to or consent of any person; provided, however, that, except as permitted under Section 10.9 in connection with a Change of Control, no amendment (other than any amendment the Board deems necessary in order to permit Awards to meet the requirements of the Code or other applicable laws, or to prevent adverse tax consequences to the Participants), suspension or termination of the Plan may without the consent of the holder of an Award, terminate such Award or adversely affect such person’s rights with respect to such Award in any material respect unless or to the extent specified in the Award itself; and provided further that, no amendment shall be effective prior to its approval by the stockholders of the Company, to the extent such approval is required by (a) applicable legal requirements or (b) the requirements of any securities exchange on which the Company’s stock may be listed.

ARTICLE II  Non-Qualified Options

2.1 Eligibility

The Committee may grant Non-Qualified Options to purchase shares of Common Stock to any Employee, Service Provider and Non-Employee Directors according to the terms set forth below.

2.2 Exercise Price

The Exercise Price to be paid for each share of Common Stock deliverable upon exercise of each Non-Qualified Option granted under this ARTICLE II shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of such Non-Qualified Option.

2.3 Award Agreement

Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Option Expiration Date, the number of shares of Common Stock to which the Option pertains, the time or times at which such Option shall vest and be exercisable and such other terms and conditions not inconsistent with this ARTICLE II as the Committee shall determine.

2.4 Terms and Conditions of Non-Qualified Options

(a) Option Period and Conditions and Limitations on Exercise

No Non-Qualified Option shall be exercisable prior to vesting, after forfeiture or later than the Option Expiration Date.

(b) Exercise

Options granted under this Plan shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares being purchased and, unless other arrangements have been made with the Committee, any required withholding taxes. The payment of the Exercise Price for each Option shall be made (i) in cash or by certified check payable and acceptable to the Company, or (ii) subject to such conditions and requirements as the Committee may specify, at the written request of the Optionee, by the Company’s withholding from shares otherwise deliverable pursuant to the exercise of the Option shares of Common Stock having an aggregate Fair Market Value as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above. If the Committee so requires, Optionee shall also deliver a written representation that all shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such shares. The exercise shall be effective only upon the satisfaction of the foregoing requirements, as applicable. Delivery of the shares of Common Stock subject to the exercise shall be effected within ten (10) business days of the date of exercise.

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(c) Listing and Registration of Shares

Each Option shall be subject to the requirement that if at any time the Board or the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to such Option under any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained and the same shall have been free of any conditions not acceptable to the Board.

2.5 Option Repricing

The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Optionees holding Non-Qualified Options, in exchange for the surrender and cancellation of such Non-Qualified Options, new Non-Qualified Options having Exercise Prices lower (but not lower than the FMV Per Share on the date of grant of the new Non-Qualified Option) or, with the consent of the Optionee, higher than the Exercise Price provided in the Non-Qualified Options so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Exercise Price, terms or conditions shall be made, and the new Non-Qualified Option shall not be Awarded, if the affected Non-Qualified Options would become subject to the income tax under Section 409A of the Code. An adjustment to the Exercise Price pursuant to Section 1.3(c) shall not require the Optionee’s consent.

2.6 Exercisability and Vesting

Subject to Sections 10.8 and 10.9, unless otherwise provided in the Award Agreement, each Option shall vest such that 25% of the original number of shares of Common Stock subject to an Option granted to a Participant shall become purchasable by exercise as of each anniversary of the date of grant of such Option until the Option is fully exercisable or the Option is forfeited or expires. Unless otherwise specified in the Award Agreement relating to an Option, all shares of Common Stock purchased by the exercise of an Option shall be fully vested from the time of their acquisition by exercise of the Option.

ARTICLE III  Incentive Stock Options

The terms specified in this ARTICLE III shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this ARTICLE III, all the provisions of ARTICLE II shall be applicable to Incentive Stock Options. Options which are specifically designated as Non-Qualified Options shall not be subject to the terms of this ARTICLE III.

3.1 Eligibility

Incentive Stock Options may only be granted to Employees.

3.2 Exercise Price

Subject to Section 3.4, the Exercise Price per share shall not be less than one hundred percent (100%) of the FMV Per Share on the date of grant of the Incentive Stock Option.

3.3 Dollar Limitation

The aggregate Fair Market Value (determined as of the respective date or dates of grant) of shares of Common Stock for which one or more Options granted to any Employee under the Plan (plus the fair market value of shares determined as of the respective date or dates of grant) of all options under any other option plan of the Company or any Affiliate that become exercisable for the first time as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of $100,000. To the extent the Employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options shall be determined in accordance with Section 422 of the Code.

3.4 10% Stockholder

If any Employee to whom an Incentive Stock Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, then the Exercise Price per share under such Incentive Stock Option shall not be less than one hundred ten percent (110%) of the FMV Per Share on the date of grant, and the Option Expiration Date shall not be later than the fifth anniversary of the date of grant of such Option. For purposes of the immediately preceding sentence, the attribution rules under Section 424(d) of the Code shall apply for purposes of determining an Employee’s ownership.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-7

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3.5 Incentive Stock Options Not Transferable

No Incentive Stock Option granted hereunder (a) shall be transferable other than by will or by the laws of descent and distribution and (b) except as provided in the Award Agreement permitted under Section 422 of the Code, shall be exercisable during the Optionee’s lifetime by any person other than the Optionee (or his guardian).

3.6 Compliance with Section 422 of the Code

All Options that are intended to be Incentive Stock Options described in Section 422 of the Code shall be designated as such in the Award Agreement for such Option, shall be granted on or before the tenth anniversary of the Effective Date, shall have an Option Expiration Date not later than the tenth anniversary of the date of grant of such Option, and shall, in all respects, be issued in compliance with Section 422 of the Code.

3.7 Limitations on Exercise

No Incentive Stock Option shall be exercisable more than three (3) months after the Optionee ceases to be an Employee for any reason other than death or Disability, or more than one (1) year after the Optionee ceases to be an Employee due to death or Disability.

3.8 Notification of Disqualifying Disposition

Any Employee who receives an Incentive Stock Option grant shall be required to notify the Committee of any Disqualifying Disposition of any shares of Common Stock issued pursuant to the exercise of the Incentive Stock Option within ten (10) days of such Disqualifying Disposition.

ARTICLE IV  Stock Appreciation Rights

4.1 Eligibility

The Committee is authorized to grant Stock Appreciation Rights to Employees, Service Providers and Non-Employee Directors in accordance with the following terms and conditions.

4.2 Grant Price

Each Stock Appreciation Right granted hereunder shall have a Grant Price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

4.3 Terms

Each Stock Appreciation Right Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the Stock Appreciation Right, the number of shares of Common Stock to which the Stock Appreciation Right Award pertains, the time or times at which the Stock Appreciation Right shall vest (including based on achievement of performance goals and/or future service requirements) and such other terms and conditions as the Committee shall determine; provided, however, a Stock Appreciation Right shall not be granted in tandem or in combination with any other Award if that would (i) cause application of Section 409A of the Code to the Award or (ii) result in adverse tax consequences under Section 409A of the Code should that Code section apply to the Award.

4.4 Payment of Stock Appreciation Rights

Stock Appreciation Rights granted under this Plan shall be exercised by delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the Stock Appreciation Right is to be exercised, accompanied by full payment of all required withholding taxes, unless other arrangements have been made with the Committee. Upon exercise of the Stock Appreciation Right, the Participant shall be entitled to receive payment from the Company (in cash or shares of Common Stock or a combination of both) equal to the Spread. Payment of the Spread shall be made within ten (10) business days of the date of exercise. Notwithstanding the foregoing, the Committee may provide in the Award Agreement, in its sole discretion, that the Spread covered by a Stock Appreciation Right may not exceed a specified amount.

4.5 Repricing

The Board or the Committee may, subject to stockholder approval and compliance with applicable securities laws, grant to Participants holding Stock Appreciation Rights, in exchange for the surrender and cancellation of such Stock Appreciation Rights, new Stock Appreciation Rights having Grant Prices lower (but not lower than the FMV Per Share on the date of grant of the new Stock Appreciation Rights) or, with the consent of the Participant, higher than the Grant Price provided in the Stock Appreciation Rights so surrendered and canceled and containing such other terms and conditions as the Board or the Committee may deem appropriate, provided that no changes to the Grant Price, terms or conditions shall be made, and the new Stock Appreciation Rights shall not be Awarded, if the affected Stock Appreciation Rights would become subject to the income tax under Section 409A of the Code. An adjustment to the Grant Price pursuant to Section 1.3(c) shall not require the Participant’s consent.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-8

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ARTICLE V  Phantom stock

5.1 Eligibility and Awards

The Committee is authorized to grant Phantom Stock Awards to Employees, Service Providers and Non-Employee Directors, which are rights to receive cash or Common Stock (or a combination of both) equal to the Fair Market Value of a specified number of shares of Common Stock upon vesting, subject to the terms and conditions of this ARTICLE V.

5.2 Terms

Each Phantom Stock Award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Phantom Stock Award pertains. The Performance Criteria upon which vesting of the Phantom Stock shall be conditioned and such other terms, conditions and requirements as the Committee shall determine shall be set forth in the Award Agreement.

5.3 Lapse of Restrictions/Payment

Upon vesting, subject to the provisions of ARTICLE XI and the terms of the Award Agreement, the Company shall pay to the Participant one share of Common Stock or cash (or a combination of both) equal to the Fair Market Value of a share of Common Stock (as provided in the applicable Award Agreement) for each share of vested Phantom Stock. Except as otherwise may be required under Section 409A of the Code, such payment shall be made in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by such date.

5.4 Performance Goals

If the Committee determines that an Award of Phantom Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VI  Restricted Stock

6.1 Eligibility

All Employees, Service Providers and Non-Employee Directors shall be eligible for grants of Restricted Stock.

6.2 Terms

Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the period(s) of restriction (the Restricted Period(s)), the number of Restricted Stock granted, the applicable Performance Criteria and vesting conditions, and such other terms and conditions as the Committee shall determine.

6.3 Restrictions, Restricted Period and Vesting

(a) Restrictions

The Restricted Stock shall be subject to such Performance Criteria (including, without limitation, limitations that qualify as a “substantial risk of forfeiture” within the meaning given to that term under Section 83 of the Code) and to the right of repurchase by the Company as the Committee, in its sole discretion, shall determine. Prior to vesting, any transfer attempted of Restricted Stock shall be prohibited, ineffective and void. The Company shall have the right to repurchase or recover such forfeited shares of Restricted Stock for the lesser of (i) the amount of cash paid by the Participant to the Company therefor, if any, or (ii) the Fair Market Value of an equivalent number of the shares of Common Stock determined on the date the Restricted Stock is forfeited.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock

Each certificate representing Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, unless and until such Restricted Stock vests, shall be left on deposit with the Company, or in trust or escrow pursuant to an agreement satisfactory to the Committee, along with a stock power endorsed in blank, until such time as the restrictions on transfer have lapsed. Unless otherwise provided in the Award Agreement, the Participant holding Restricted Stock shall have all the rights of a stockholder with respect to such shares including the right to vote and the right to receive dividends or other distributions when paid or made with respect to such shares; provided, however, that unless otherwise provided in the Award Agreement in the case of Restricted Stock with respect to which vesting is conditioned on Performance Criteria other than the continuation of the Participant’s Employment or status as a Non-Employee Director or Service Provider for a Restricted Period of a fixed or specified duration, the Participant shall not have the right to receive dividends and/or vote with respect to such Restricted Stock until the Restricted Stock vests, at which time the sum of all dividends on such Restricted Stock for the Restricted Period shall be paid to the Participant without interest. Any certificate or certificates representing shares of Restricted Stock shall bear a legend similar to the following:

“The shares represented by this certificate have been issued pursuant to the terms of the Flotek Industries, Inc. 2010 Long-Term Incentive Plan and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated _____, 20___.”

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-9

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In addition, during any periods when Awards of Restricted Stock are made and the Company does not have in place an effective registration statement on Form S-8 or other available form permitted by the Securities and Exchange Commission, any certificate or certificates representing shares of Restricted Stock (vested or unvested) shall bear a legend similar to the following:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any other securities law. No sale, transfer or other disposition of such securities, or of any interest therein, may be made or shall be recognized unless in the satisfactory written opinion of counsel for, or other counsel satisfactory to, the issuer such transaction would not violate or require registration under the Act or other law.”

6.4 Delivery of Shares of Common Stock

After the satisfaction of all of the terms and conditions set by the Committee with respect to an Award of Restricted Stock (including the withholding requirements and other requirements of ARTICLE XI), a certificate for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

6.5 Performance Goals

If the Committee determines that an Award of Restricted Stock to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VII  Restricted Stock Units

7.1 Eligibility and Awards

The Committee is authorized to grant Restricted Stock Unit Awards to all Employees, Service Providers and Non-Employee Directors (“Restricted Stock Unit Awards”), subject to the terms and conditions of this ARTICLE VII.

7.2 Terms

Restricted Stock Unit Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the Restricted Period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, installments or otherwise, as the Committee may determine. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of notional shares of Common Stock to which the Restricted Stock Unit Award pertains, and such other terms and conditions as the Committee shall determine.

7.3 Payment/Settlement of Restricted Stock Units

Subject to the withholding and other requirements of ARTICLE XI and provisions of the Restricted Stock Unit Award, the Company shall pay to the Participant shares of Common Stock, cash or a combination of both, an amount equal to the number of notional shares of Common Stock that have vested multiplied by the Fair Market Value of a share of Common Stock as of the date of vesting. Except as otherwise may be required under Section 409A of the Code, such payment shall occur in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date the Restricted Stock Unit vests. Should the Participant die before receiving all vested amounts payable hereunder, the balance shall be paid to the Participant’s estate by this date.

7.4 Performance Goals

If the Committee determines that an Award of Restricted Stock Units to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

ARTICLE VIII  Other Stock or Performance-Based Awards

The Committee is hereby authorized to grant to Employees, Service Providers and Non-Employee Directors “Other Stock or Performance-Based Awards,” which shall consist of a right which (a) is not an Award described in any other Article of this Plan and (b) is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or cash as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan, the Committee shall determine the terms and conditions of any such Other Stock or Performance-Based Awards, including the applicable Performance Criteria which shall be contained in an Award Agreement covering such Awards. Notwithstanding any other provisions of the Plan, except as otherwise may be required under Section 409A of the Code, upon the vesting of Other Stock or Performance-Based Awards, payment or the settlement of such Award shall be made (whether in cash or shares of Common Stock or a combination of both) in a single lump sum no later than the fifteenth (15th) day of the third (3rd) calendar month following the date on which vesting occurs. If the Committee determines that an Other Stock or Performance-Based Award to a Covered Employee shall meet the requirements for Performance-Based Compensation, the applicable Award Agreement shall so state and it and the Award shall be subject to and comply with ARTICLE IX.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-10

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ARTICLE IX  Performance-Based Compensation

9.1 Awards of Performance-Based Compensation

Award Agreements for Awards that are intended and designated by the Committee as subject to the requirements for Performance-Based Compensation, other than Awards of Options and Stock Appreciation Rights, shall so state, shall specify Performance Criteria, each of which shall constitute a Performance Goal, and shall, along with the Award, be subject to and comply with this ARTICLE IX.

9.2 Performance Goals

(a) General

Performance Goals shall be established by the Committee for each Performance Period and set forth in each Award Agreement. Each Performance Goal shall consist of and incorporate (i) one or more designated Business Criteria, (ii) the quantitatively determinable level(s), standard(s), degree(s) or range(s) of achievement to be applied to each such Business Criteria for the Performance Period, and (iii) the amount of compensation (which shall be objectively determinable under one or more formulas or pre-determined standards) that shall vest under the Performance Goal for the achievement of each specified Business Criteria at the prescribed level(s), standard(s), degree(s) or range(s). Performance-Based Compensation shall vest and shall be paid only if and to the extent vested under the Performance Goals. Performance Goals may be based on any one or more Business Criteria, on an absolute or relative basis or as compared to the performance of a published index deemed by the Committee to be applicable to the Company, including but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. Performance Goals shall be established, Awards shall be granted and the Award Agreement shall be provided to Participant and shall become binding at a time when the achievement of or outcome under each applicable Performance Goal is “substantially uncertain” (within the meaning of Section 162(m) of the Code), and in all events by no later than the earlier of the 90th day of the Performance Period or the lapse of 25 percent (25%) of the Performance Period, unless otherwise required or permitted for “performance-based compensation” under Section 162(m) of the Code. Performance Goals may differ among Awards granted to any one Participant or for Awards granted to different Participants. The Committee shall have the discretion to reduce the amount of Performance-Based Compensation payable under an Award (even if it has otherwise vested under the applicable Performance Goal) for a Participant’s negative conduct or other activities or factors as the Committee may determine, but it shall not have the authority to increase Performance-Based Compensation above the amount which vests under the Performance Goals or to pay or provide compensation in lieu of Performance-Based Compensation which does not so vest.

(b) Business Criteria

The Business Criteria are as follows:

(i)

stock price;

(ii)

earnings per share;

(iii)

increase in revenues;

(iv)

increase in cash flow;

(v)

cash flow per share;

(vi)

increase in cash flow return;

(vii)

return on net assets;

(viii)

return on assets;

(ix)

return on investment;

(x)

return on capital;

(xi)

return on equity;

(xii)

economic value added;

(xiii)

gross margin;

(xiv)

net income;

(xv)

pretax earnings;

(xvi)

pretax earnings before interest;

(xvii)

pretax earnings before interest, depreciation and amortization;

(xviii)

pretax operating earnings after interest expense and before incentives, service fees and extraordinary or special items;

(xix)

operating income;

(xx)

total stockholder return;

(xxi)

debt reduction;

(xxii)

successful completion of an acquisition, initial public offering, private placement of equity or debt; or

(xxiii)

reduction of expenses.

(c) Written Determinations

All determinations by the Committee as to the establishment of Performance Goals and the amount and terms of each Award shall be made in writing. In addition, the Committee shall certify in writing prior to the payment of any compensation under any Award designated as intended to comply with the requirements of Performance-Based Compensation the results under each Business Criteria on which any Performance Goal is based, whether (and, if applicable, the degree to which) each Performance Goal and each other material term of the Award were satisfied, and the resulting amount of compensation vested and payable under such Award. The Committee may not delegate any responsibility relating to Awards subject to this ARTICLE IX.

(d) Status of Awards under Section 162(m) of the Code

It is the intent of the Company that Awards granted to Covered Employees and designated as intended to comply with the requirements for Performance-Based Compensation shall comply with the requirements necessary to constitute Performance-Based Compensation under Section 162(m)(4)(c) of the Code. Accordingly, the terms of this ARTICLE IX shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of this Plan otherwise applicable to an Award that is designated as intended to comply with the requirements for Performance-Based Compensation does not so comply or is inconsistent with the provisions of this ARTICLE IX, with the effect that such Award would not comply with the requirements for Performance-Based Compensation, such other provision shall be construed or deemed amended to the extent necessary to conform to such requirements and the provisions of this ARTICLE IX shall prevail with respect to such Award, but only to the extent necessary to prevent that Award from failing to comply with the requirements for Performance-Based Compensation.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-11

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ARTICLE X  Certain Provisions Applicable to all Awards

10.1 General

Awards shall be evidenced by an Award Agreement between the Company and the Participant in such forms as the Committee shall provide and may be granted on the terms and conditions set forth herein. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. The terms, conditions and/or restrictions contained in an Award may differ from the terms, conditions and restrictions contained in any other Award. The Committee may amend an Award; provided, however, that, subject to Section 10.9, no amendment of an Award may, without the consent of the holder of the Award, adversely affect such person’s rights with respect to such Award in any material respect. (Adjustments pursuant to Section 1.3(c) shall not be considered as adversely affecting a person’s rights.) The Board or the Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that subject to Section 10.9, the Board or the Committee shall not have the discretion to accelerate or waive any term or condition of an Award, to increase the amount, if any, otherwise payable in accordance with the terms of the Award, or to pay any amount in lieu of an amount not earned or vested under the terms of an Award if such Award is intended to qualify as Performance-Based Compensation and such discretion would cause the Award not to so qualify. Except in cases in which the Board or the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

10.2 Stand-Alone, Additional, Tandem and Substitute Awards

Subject to Section 2.5 and Section 4.5, Awards granted under the Plan may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Any such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board or the Committee shall require the surrender of such other Award for cancellation in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Any action contemplated or otherwise permitted under this Section 10.2 shall be allowed and effective only to the extent that such action would not cause or otherwise result in adverse consequences under Section 409A of the Code.

10.3 Term of Awards

The term or Restricted Period of each Award that is an Option, Stock Appreciation Right, Phantom Stock, Restricted Stock, Restricted Stock Unit or Other Stock or Performance-Based Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any such Award exceed a period of ten (10) years (or such shorter terms as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

10.4 Securities Requirements

No exercise of any Option or any Stock Appreciation Right shall be effective, and no payment of cash or transfer of shares of Common Stock will be made unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock market or exchange upon which the Common Stock may be listed, have been fully met and the Company may require the Participant to take any reasonable action to meet such requirements. Company shall not be obligated to take any affirmative action in order to cause the issuance or transfer of shares pursuant to an Award to comply with any law or regulation described in the second preceding sentence.

10.5 Transferability

(a) Non-Transferable Awards and Options

Except as otherwise specifically provided in the Plan, no Award and no right under the Plan, contingent or otherwise, other than Restricted Stock which has vested, will be (i) assignable, saleable or otherwise transferable by a Participant except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) subject to any encumbrance, pledge or charge of any nature. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased Participant’s will or such other evidence as the Committee may deem necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section shall be void and ineffective for all purposes.

(b) Ability to Exercise Rights

Except as otherwise specifically provided under the Plan, only the Participant or his guardian (if the Participant becomes Disabled), or in the event of his death, his legal representative or beneficiary, may exercise Options or Stock Appreciation Rights, receive cash payments and deliveries of shares or otherwise exercise rights under the Plan. The executor or administrator of the Participant’s estate, or the person or persons to whom the Participant’s rights under any Award will pass by will or the laws of descent and distribution, shall be deemed to be the Participant’s beneficiary or beneficiaries of the rights of the Participant hereunder and shall be entitled to exercise such rights as are provided hereunder.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-12

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10.6 No Rights as a Stockholder

Except as otherwise provided in Section 6.3(b), a Participant who has received a grant of an Award or a transferee of such Participant shall have no rights as a stockholder with respect to any shares of Common Stock until such person becomes the holder of record. Except as otherwise provided in Section 6.3(b), no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

10.7 Listing and Registration of Shares of Common Stock

The Company, in its discretion, may postpone the issuance and/or delivery of shares of Common Stock upon any exercise of an Award until completion of such stock exchange listing, registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

10.8 Termination

(a) Termination for Cause

Except as otherwise provided in the applicable Award Agreement, upon a Participant’s termination for Cause, all unpaid Awards of that Participant, whether or not vested, shall terminate and be immediately forfeited. Shares of Restricted Stock so forfeited shall be subject to the provisions of Section 6.3(a).

(b) Termination for any reason Other than for Cause

Except as otherwise provided in Section 10.8(c), or the applicable Award Agreement, upon the termination of Participant for any reason other than for Cause, any unvested Award granted pursuant to the Plan outstanding at the time of such termination and all rights thereunder shall be forfeited and shall wholly and completely terminate and no further vesting shall occur.

(c) Continuation

The Board or the Committee, in its discretion, may provide for the continuation of any Award beyond a Participant’s termination for such period and upon such terms and conditions as the Board or the Committee may determine, except to the extent that such continuation would cause the Award to become subject to the provisions of Section 409A of the Code or cause adverse tax consequences under Section 409A, if the Award is subject to the provisions of Section 409A. This Section 10.8(c) shall not apply to any Award intended to qualify as Performance-Based Compensation.

10.9 Change of Control

(a) Change of Control

Unless otherwise provided in the Award, in connection with a Change of Control, the Board shall have the authority in its sole discretion to take any one or more of the following actions with respect to the Awards:

(i)

the Board may accelerate vesting and the time at which all Options and Stock Appreciation Rights then outstanding may be exercised so that those types of Awards may be exercised in full for a limited period of time on or before a specified date fixed by the Board or the Committee, after which specified date all unexercised Options and Stock Appreciation Rights and all rights of Participants thereunder shall terminate, or the Board or the Committee may accelerate vesting and the time at which Options and Stock Appreciation Rights may be exercised so that those types of Awards may be exercised in full for their then remaining term;

(ii)

the Board may waive, alter and/or amend the Performance Criteria and other restrictions and conditions of Awards then outstanding, with the result that the affected Awards may be deemed vested, and the Restricted Period or other limitations on payment in full with respect thereto shall be deemed to have expired, as of the date of the Change of Control or such other date as may be determined by the Board;

(iii)

the Board may cause the acquirer to assume the Plan and the Awards or exchange the Awards for awards for the acquirer’s stock;

(iv)

the Board may terminate the Plan; and

(v)

the Board may terminate and cancel all outstanding unvested or unexercised Awards as of the date of the Change of Control on such terms and conditions as it deems appropriate.

Notwithstanding the above provisions of this Section 10.9, the Board shall not be required to take any action described in the preceding provisions of this Section 10.9, and any decision made by the Board, in its sole discretion, not to take some or all of the actions described in the preceding provisions of this Section 10.9 shall be final, binding and conclusive with respect to the Company and all other interested persons.

(b) Right to Cash-Out

The Board shall, in connection with a Change of Control, have the right to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value of the Awards. Such right shall be exercised by written notice to all affected Participants. The amount payable to each Participant by the Company pursuant to this Section 10.9(b) shall be in cash or by certified check paid within five (5) days following the transfer and delivery of such Award (but in no event later than fifty (50) days following the date of the Change of Control) and shall be reduced by any taxes required to be withheld.

10.10 Payment or Settlement of Awards

Unless otherwise specified in an Award Agreement, any Award may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. For this purpose, the withholding of shares of Common Stock otherwise issuable upon settlement of an Award in order to satisfy withholding taxes or to make payment for the Exercise Price of an Award shall be treated as settled in cash.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-13

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10.11 Lock-Up Agreement

In the event of any underwritten public offering of the Company’s securities made by the Company pursuant to an effective registration statement filed under the Securities Act, the Board and the Committee shall have the right to impose market stand-off restrictions on each Award recipient whereby such Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.

10.12 Stockholder Agreements/Investment Representations

As a condition to the exercise of an Option or the issuance of Common Stock hereunder, the Committee or the Board may require the Participant to enter into such agreements (including but not limited to a buy/sell or voting trust agreement) with respect to the shares as may be required of other stockholders of the Company. In addition, the Committee or the Board may require the Participant to represent and warrant at the time of any such exercise or issuance that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

10.13 Exemptions from Section 16(b) Liability

It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 under the Exchange Act as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

ARTICLE XI  Withholding for Taxes

Any issuance of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right (if applicable) or in payment of any other Award under the Plan shall not be made until appropriate arrangements satisfactory to the Company have been made for the payment of any tax amounts (federal, state, local or other) that may be required to be withheld or paid by the Company with respect thereto at the minimum statutory rate. Such arrangements may, at the discretion of the Committee, include allowing the Participant to request the Company to withhold shares of Common Stock being acquired pursuant to the Award, whether through the exercise of an Option or as a distribution pursuant to the Award, which have an aggregate Fair Market Value as of the date of such withholding that is not greater than the sum of all tax amounts required to be withheld with respect thereto, together with payment of any remaining portion of such tax amounts in cash or by certified check payable and acceptable to the Company. Notwithstanding the foregoing, if on the date of an event giving rise to a tax withholding obligation on the part of the Company the person is an officer or individual subject to Rule 16b-3 under the Exchange Act, such person may direct that such tax withholding be effectuated by the Company withholding the necessary number of shares of Common Stock (at the tax rate required by applicable law) from such Award payment or exercise.

ARTICLE XII  Miscellaneous

12.1 No Rights to Awards or Uniformity Among Awards

No Participant or other person shall have any claim to be granted any Award; there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards; and the terms and conditions of Awards need not be the same with respect to each recipient.

12.2 Conflicts with Plan

In the event of any inconsistency or conflict between the terms of the Plan and an Award, the terms of the Plan shall govern.

12.3 Rights as Employee, Service Provider or Director

No person, even though eligible under this Plan, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Service Provider or Director, or interfere with or limit in any way any right of the Company or its Affiliates to terminate the Participant’s Employment or service at any time. To the extent that an Employee of an Affiliate other than the Company receives an Award under the Plan, the Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-14

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12.4 Governing Law

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law and the laws of the State of Delaware, without regard to any principles of conflicts of law.

12.5 Gender, Tense and Headings

Whenever the context requires such, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

12.6 Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Participant or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended as necessary to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Participant or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

12.7 Other Laws

The Board or the Committee may refuse to issue or transfer any shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law.

12.8 Unfunded Obligations

Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. Except as provided under ARTICLE VI of the Plan with respect to the delivery of stock certificates, no provision of the Plan shall require or permit the Company or any Affiliates, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company nor any Affiliates maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other Employees, Service Providers or Non-Employee Directors under general law. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create nor constitute a trust or fiduciary relationship between the Committee or any Affiliate and a Participant, nor otherwise create any vested or beneficial interest in any Participant nor the Participant’s creditors in any assets of the Company or any Affiliate. The Participants shall have no claim against any Affiliate for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. The Plan shall not constitute an “employee benefit plan” for purposes of Section 3(3) of ERISA.

12.9 No Guarantee of Tax Consequences

The Participant shall be solely responsible for and liable for any tax consequences (including but not limited to any interest or penalties) as a result of participation in the Plan. Neither the Board, nor the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder and assumes no liability whatsoever for the tax consequences to the Participants.

12.10 Stockholder Agreements

The Board or the Committee may, from time to time, condition the grant, exercise or payment of any Award upon such Participant entering into a stockholders’ agreement, voting agreement, repurchase agreement or lockup or market standoff agreement in such form or forms as approved from time to time by the Board.

12.11 Specified Employee under Section 409A of the Code

Subject to any other restrictions or limitations contained herein, in the event that a “specified employee” (as defined under Section 409A of the Code) becomes entitled to a payment under the Plan that is subject to Section 409A of the Code on account of a “separation from service” (as defined under Section 409A of the Code), such payment shall not occur until the date that is six months plus one day from the date of such “separation from service.”

12.12 No Additional Deferral Features

No Award shall contain or reflect, or be amended or affected or supplemented by any other agreement (including, but not limited to, employment agreements, other plan or arrangements of deferred compensation) so as to contain, include or be subject to, a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code.

12.13 Compliance with Section 409A of the Code

Certain items of compensation paid pursuant to this Plan are or may be subject to Section 409A of the Code. In such instances, this Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.

FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-15

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FLOTEK INDUSTRIES, INC. – Proxy Statement for 2011 Annual Meeting of Stockholders – A-16

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ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

May 19, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.flotekind.com/proxymaterials.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000000000 0 051911

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

- ○ John W. Chisholm
- ○ L. Melvin Cooper
- ○ Kenneth T. Hern
- ○ L. V. "Bud" McGuire
- ○ John S. Reiland
- ○ Richard O. Wilson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 2: Approval of the amendment to the 2010 Long Term Incentive Plan to increase the number of shares that may be issued thereunder.	☐	☐	☐
PROPOSAL 3: Ratification of the selection of HEIN & ASSOCIATES LLP as the Company's auditors for the year ending December 31, 2011.	☐	☐	☐

Note Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of Flotek Industries, Inc. as set forth above. All prior proxies are hereby revoked.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF STOCKHOLDERS OF

FLOTEK INDUSTRIES, INC.

May 19, 2011

PROXY VOTING INSTRUCTIONS

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.flotekind.com/proxymaterials.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20630300000000000000 0 051911

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ John W. Chisholm
- ○ L. Melvin Cooper
- ○ Kenneth T. Hern
- ○ L. V. "Bud" McGuire
- ○ John S. Reiland
- ○ Richard O. Wilson

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
PROPOSAL 2: Approval of the amendment to the 2010 Long Term Incentive Plan to increase the number of shares that may be issued thereunder.	☐	☐	☐
PROPOSAL 3: Ratification of the selection of HEIN & ASSOCIATES LLP as the Company's auditors for the year ending December 31, 2011.	☐	☐	☐

Note Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby votes shares that each of the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of Flotek Industries, Inc. as set forth above. All prior proxies are hereby revoked.

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.